PRELIMINARY COPY
                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                               SCHEDULE 13E-3

                      RULE 13E-3 TRANSACTION STATEMENT
     (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)


                               AMENDMENT NO. 2


                        ARMATRON INTERNATIONAL, INC.
                        ----------------------------
                            (Name of the Issuer)

                        ARMATRON INTERNATIONAL, INC.
                         ARMATRON MERGER CORPORATION

                             CHARLES J. HOUSMAN
                              EDWARD L. HOUSMAN
               THE FRANK MITCHELL HOUSMAN FAMILY TRUST OF 1980
                     THE SUSAN SOHN FAMILY TRUST OF 1995
                            HOUSMAN REALTY TRUST
            ----------------------------------------------------

                    (Names of Person(s) Filing Statement)

                        COMMON STOCK, $1.00 PAR VALUE
                        -----------------------------
                        (Title of Class of Securities)

                                  042167106
                                  ---------
                    (CUSIP Number of Class of Securities)

     Charles J. Housman                         Anne L. Bruno, Esq.
     Chairman of the Board,                     Mintz, Levin, Cohn, Ferris,
     President and Chief Executive Officer      Glovsky and Popeo, P.C.
     Armatron International, Inc.               One Financial Center
     2 Main Street                              Boston, MA  02111
     Melrose, MA 02176                          (617) 542-6000
     (781) 321-2300


               (Name, Address and Telephone Number of Persons
              Authorized to Receive Notices and Communications
                  on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

[X]   a.  The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

[ ]   b.  The filing of a registration statement under the Securities Act of 1933.

[ ]   c.  A tender offer.

[ ]   d.  None of the above.

[ ] Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                          CALCULATION OF FILING FEE


      Transaction Valuation*                        Amount of Filing Fee

      $664,132.23                                   $132.83

<F*>  The amount of the Transaction Valuation calculated in accordance with
      Rule 0-11(b) under the Securities Exchange Act of 1934, as amended.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                INTRODUCTION


      This Rule 13e-3 Transaction Statement as amended by Amendment No. 1 and Amendment No. 2 thereto (the "Statement") relates to the Agreement and Plan of Merger dated as of May 7, 1999 (the "Merger Agreement") between Armatron International, Inc., a Massachusetts corporation ("Armatron" or the "Company"), and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"). A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement filed by the Company (the "Proxy Statement") and is attached hereto as Exhibit (c)(1).


      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger: (i) each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock") will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or held in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above.


      As a result of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.


      The following cross-reference sheet shows the location of certain information in the Proxy Statement relating to the Merger filed by the Company with the Securities and Exchange Commission. The information in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by the provisions of the Proxy Statement. The Proxy Statement will be completed and, if appropriate, amended prior to the time it is first sent or given to stockholders. This Statement will be amended to reflect such completion or amendment of the Proxy Statement.

                            Cross Reference Sheet
            (Pursuant to General Instruction F to Schedule 13E-3)

Schedule 13E-3
Item Number and Caption                   Location in the Proxy Statement
-----------------------                   -------------------------------

Item 1.   Issuer and Class of Security Subject to the Transaction.

          (a)                      Front page of Proxy Statement.

          (b) Front page of Proxy Statement, "Market Prices of Common Stock" and "The Special Meeting -- Record Date and Voting."

          (c) and (d)              "Market Prices of Common Stock."

          (e)                      Not applicable.


          (f) "Special Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger" and "Market Prices of Common Stock."

Item 2.   Identity and Background.

          (a) - (d) and (g)        Front page of Proxy Statement, "Available
                                   Information," "Management of the Company and MergerCo," "Security Ownership of Certain
                                   Beneficial Owners and Management -- Pre-
                                   Merger Beneficial Ownership" and "MergerCo."


          (e) and (f)              Not applicable.

Item 3.   Past Contacts, Transactions or Negotiations.

          (a) "Special Factors -- Background of the Merger" and "-- Interests of Certain Persons in the Merger."

          (b)                      Not applicable.

Item 4.   Terms of the Transaction.

          (a) and (b)              "Special Factors -- Background of the
                                   Merger," "-- Interests of Certain Persons in the Merger," "The Merger and the Merger
                                   Agreement" and "Merger Financings."

Item 5.   Plans or Proposals of the Issuer or Affiliate.

          (a) and (b)              Not applicable.

          (c)                      "Management of the Company and MergerCo."

          (d) "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share," "Security Ownership of Certain Beneficial Owners and Management -- Post Merger Beneficial and "Merger Financings."

          (e)                      Not applicable.

          (f) and (g)              "Special Factors -- Certain Effects of the
                                   Merger."

Item 6.   Source and Amount of Funds or Other Consideration.

          (a)                      "Merger Financings."

          (b)                      "Fees and Expenses."

          (c)                      Not applicable.

          (d)                      Not applicable.

Item 7.   Purpose(s), Alternatives, Reasons and Effects.

          (a) and (c)              "Summary -- Special Factors," "Special
                                   Factors -- Background of the Merger,"
                                   "--Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "--
                                   Opinion of Financial Adviser."

          (b) "Summary -- Special Factors" and "Special Factors -- Background of the Merger."


          (d) "Summary -- Special Factors," "Special Factors -- Background of the Merger," "-- Certain Effects of the Merger," "-- Recommendation of the Board; Reasons for Merger; Findings of Fairness," "-- Conduct of the Company's Business After the Merger," "-- Material Federal Income Tax Consequences," "-- Interests of Certain Persons in the Merger" and "Unaudited Pro Forma Condensed Consolidated Financial Data."


Item 8.   Fairness of the Transaction.

          (a), (b), (d) and (e)    "Special Factors -- Background of the
                                   Merger," "-- Recommendation of the Board;
                                   Reasons for the Merger; Findings of
                                   Fairness" and "-- Opinion of Financial
                                   Adviser."

          (c) "Special Factors -- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote Required; Revocability of Proxies."

          (f)                      Not applicable.

Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.

          (a), (b) and (c)         "Special Factors -- Background of the
                                   Merger," "-- Opinion of Financial Adviser" and "Appendix B -- Opinion of Gordon
                                   Associates Inc."

Item 10.  Interest in Securities of the Issuer.

          (a)                      "Security Ownership of Certain Beneficial
                                   Owners and Management."

          (b)                      "Special Factors -- Interests of Certain
                                   Persons in the Merger."

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

"Special Factors -- Interests of Certain Persons in the Merger," "The Special Meeting -- Vote Required; Revocability of Proxies," "The Merger and the Merger Agreement" and "Certain Relationships and Related Transactions."

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

          (a) and (b)              "Special Factors -- Recommendation of the
                                   Board; Reasons for the Merger, Findings of
                                   Fairness," "-- Interests of Certain Persons in the Merger" and "The Special Meeting --
                                   Vote Required; Revocability of Proxies."

Item 13.  Other Provisions of the Transaction.

          (a)                      "Appraisal Rights."

          (b) and (c)              Not applicable.

Item 14.  Financial Information.

          (a) "Incorporation of Documents By Reference," "Selected Historical Consolidated Financial Data," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges."

          (b) "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges."

Item 15.  Persons and Assets Employed, Retained or Utilized.

          (a)                      Not applicable.

          (b)                      Not applicable.

Item 16.  Additional Information.

The information set forth in the Proxy Statement and all annexes thereto is incorporated herein by reference in its entirety.

Item 17.  Material to be Filed as Exhibits Separately Included Herewith.


                               SCHEDULE 13E-3

ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

      (a) The issuer of the class of equity securities which is the subject of this Statement is Armatron International, Inc., whose principal executive office is located at 2 Main Street, Melrose, MA 02176.


      (b) The title of the equity securities which are the subject of the Rule 13e-3 transaction is common stock, par value $1.00 per share, and 2,459,749 shares of such Common Stock were outstanding as of August 15, 1999. Armatron had approximately 1,078 stockholders of record as of September 1, 1999. The information set forth in the Sections "Market Prices of Common Stock" and "The Special Meeting -- Record Date and Voting" of the Proxy Statement is incorporated herein by reference.

      (c) and (d). The information set forth in the Section "Market Prices of Common Stock" of the Proxy Statement is incorporated herein by reference.

      (e)  Not applicable.

      (f)  Neither MergerCo, Armatron, Charles J. Housman, Edward L.
Housman, The Frank Mitchell Housman Family Trust of 1980 nor The Susan Sohn Family Trust of 1995 has purchased any shares of Common Stock since the commencement of Armatron's second full fiscal year preceding the date hereof. The Housman Realty Trust purchased 6,667 shares of Series A Preferred Stock of Armatron on April 20, 1999. The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger" and "Market Prices of Common Stock" of the Proxy Statement is incorporated herein by reference.

ITEM 2.   IDENTITY AND BACKGROUND.

      (a)-(d) and (g). This Statement is being filed jointly by (i) Armatron International, Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction, (ii) MergerCo, (iii) Charles J. Housman, a director and the President and Chairman of the Board of Armatron,
(iv) Edward L. Housman, a director and the President of Automatic Radio International Corp., a wholly owned subsidiary of the Company (v) The Frank Mitchell Housman Family Trust of 1980 (the "Frank Housman Family Trust"), (vi) The Susan Sohn Family Trust of 1995 (the "Susan Sohn Family Trust"), and (vii) the Housman Realty Trust formed under declaration of trust on June 6, 1969, as amended and restated on January 11, 1990, as filed in the Norfolk County Registry of Deeds, Dedham, Massachusetts (the "Housman Realty Trust"). The Frank Housman Family Trust was established by Frank Housman as an estate planning vehicle for the distribution of his assets upon his death. The trustees of the Frank Housman Family Trust are Charles J. Housman and Edward
L. Housman. The Susan Sohn Family Trust was established by Susan Sohn as an estate planning vehicle for the distribution of her assets upon her death.
The trustee of the Susan Sohn Family Trust is Charles J. Housman. The purpose of the Housman Realty Trust is to deal in and with, buy, purchase, own, acquire, hold, exchange, convey, sell, lease, sub-lease, rent, mortgage, pledge, encumber, hypothecate, survey, improve, divide, sub-divide, plant, develop, build, construct, alter, remodel, establish, operate, conduct, maintain and/or otherwise dispose of either as principal, agent or broker, land and real estate of every kind, nature, and description of all kinds, personal or mixed property, including, without limiting the foregoing, buildings, machinery, chattel mortgages, real mortgages, negotiable and non-negotiable instruments, securities, chooses in action and other obligations to do and perform all things needful and lawful for carrying out the same.
The trustee of the Housman Realty Trust is Malcolm D. Finks, a director of the Company. The information set forth in the Sections "Available Information," "Management of the Company and MergerCo," "Security Ownership of Certain Beneficial Owners and Management -- Pre-Merger Beneficial Ownership" and "MergerCo" of the Proxy Statement is incorporated herein by reference.


      (e) and (f) Not applicable. None of the persons or entities with respect to whom information is required by this item was, during the last five years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding of any violation of such laws.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

      (a) The information set forth in the Sections "Special Factors -- Background of the Merger" and "-- Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

      (b)  Not applicable.

ITEM 4.   TERMS OF THE TRANSACTION.

      (a) and (b) The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger," "The Merger and the Merger Agreement" and "Merger Financings" of the Proxy Statement is incorporated herein by reference.

ITEM 5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

      (a) and (b)  Not applicable.

      (c) The information set forth in the Section "Management of the Company and MergerCo" of the Proxy Statement is incorporated herein by reference.

      (d) The information set forth in the Sections "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share," "Security Ownership of Certain Beneficial Owners and Management -- Post Merger Beneficial Ownership" and "Merger Financings" of the Proxy Statement is incorporated herein by reference.

      (e)  Not applicable.

      (f) and (g)  The information set forth in the Section "Special Factors -
- Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 6.   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATIONS.

      (a) The information set forth in the Section "Merger Financings" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Section "Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

      (c)  Not applicable.

      (d)  Not applicable.

ITEM 7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

      (a) and (c) The information set forth in Sections "Summary -- Special Factors," "Special Factors -- Background of the Merger," "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial Adviser" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in Sections "Summary -- Special Factors" and "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.


     (d) The information set forth in Sections "Summary -- Special Factors," "Special Factors -- Background of the Merger," "-- Certain Effects of the Merger," "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness," "-- Conduct of the Company's Business After the Merger," "-- Material Federal Income Tax Consequences," "-- Interests of Certain Persons in the Merger" and "Unaudited Pro Forma Condensed Consolidated Financial Data" of the Proxy Statement is incorporated herein by reference.

ITEM 8.   FAIRNESS OF THE TRANSACTION.

      (a), (b), (d) and (e) The information set forth in Sections "Special Factors -- Background of the Merger, " "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial Adviser" of the Proxy Statement is incorporated herein by reference. The Board of Armatron is comprised of Charles J. Housman, Edward L. Housman and Malcolm D. Finks, the trustee of the Housman Realty Trust. The beliefs of these affiliates as to the fairness of the Merger and related transactions are accordingly identical to the belief of the Board of Directors of Armatron.

      (c) The information set forth in the Sections "Special Factors -- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

      (f)  Not applicable, no such offer has been received.

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

      (a) and (b) The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Opinion of Financial Adviser" and
"Appendix B -- Opinion of Gordon Associates Inc." of the Proxy Statement is incorporated herein by reference.

      (c) The Opinion of Gordon Associates Inc., dated April 21, 1999, is included in the information to be circulated to stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested stockholder of the Company or his or its representative who has been designated in writing. At the written request of such stockholder, a copy of such opinion will be sent, at the stockholder's expense, to such stockholder or his or its representative.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

      (a) The information set forth in the Section "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Section "Special Factors -- Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

      The information set forth in the Sections "Special Factors -- Interests of Certain Persons in the Merger," "The Special Meeting -- Vote Required; Revocability of Proxies," "The Merger and the Merger Agreement" and "Certain Relationships and Related Transactions" of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

      (a) and (b) The information set forth in the Sections "Special Factors -- Recommendation of the Board; Reasons for the Merger; Findings of Fairness," "-- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

      (a) The information set forth in the Section "Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

      (b) and (c)  Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

      (a) The information set forth in the Sections "Incorporation of Documents by Reference," "Selected Historical Consolidated Financial Data," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Sections "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges" of the Proxy Statement is incorporated herein by reference.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

      (a)  Not applicable.

      (b)  Not applicable.

ITEM 16.  ADDITIONAL INFORMATION.

      The information set forth in the Proxy Statement and all annexes thereto is incorporated herein by reference in its entirety.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

Exhibit Description

      (b)(1) Fairness Opinion of Gordon Associates Inc. dated April 21, 1999 is attached as Appendix B to Proxy Statement (Exhibit (d)).

      (c)(1) Agreement and Plan of Merger dated as of May 7, 1999 by and between Armatron and MergerCo is attached as Appendix A to Proxy Statement (Exhibit (d)).

      (d)  Proxy Statement.

      (e) Sections 85 through 98 of the Massachusetts Business Corporation Law relating to appraisal rights is attached as Appendix C to Proxy Statement (Exhibit (d)).


                                  SIGNATURE

      After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       ARMATRON INTERNATIONAL, INC.




Date:  September 8, 1999               By: /s/ Charles J. Housman
                                               ------------------
                                               Charles J. Housman
                                               Chairman of the Board
                                               President and Chief
                                               Executive Officer


                                       ARMATRON MERGER CORPORATION



Date:  September 8, 1999               By: /s/ Charles J. Housman
                                               ------------------
                                               Charles J. Housman
                                               President


Date:  September 8, 1999                   /s/ Charles J. Housman
                                               ------------------
                                               Charles J. Housman


Date:  September 8, 1999                   /s/ Edward L. Housman
                                               -----------------
                                               Edward L. Housman


Date:  September 8, 1999               THE FRANK MITCHELL HOUSMAN
                                       FAMILY TRUST OF 1980


                                       By: /s/ Charles J. Housman
                                               ------------------
                                               Charles J. Housman
                                               Trustee


                                       By: /s/ Edward L. Housman
                                               -----------------
                                               Edward L. Housman
                                               Trustee


Date:  September 8, 1999               THE SUSAN SOHN FAMILY TRUST OF 1980


                                       By: /s/ Charles J. Housman
                                               ------------------
                                               Charles J. Housman
                                               Trustee


Date:  September 8, 1999               HOUSMAN REALTY TRUST


                                       By: /s/ Malcolm D. Finks
                                               ----------------
                                               Malcolm D. Finks
                                               Trustee


                                SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement               [ ]   Confidential, for Use
                                                      of the Commission Only
                                                         (as permitted by
                                                          Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Armatron International, Inc.
                        ----------------------------
              (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]     No fee required.
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:
        Common Stock, $1.00 par value
        ---------------------------------------------------------------
2)      Aggregate number of securities to which transaction applies:
        2,459,749
        ------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee was calculated based on $.27, the cash payment to be made to the stockholders in connection with the merger.
        -------------------------------------------------------------------

4)      Proposed maximum aggregate value of transaction:
        $664,132.23
        ------------------------------------------------

5)      Total fee paid:
        $132.83
        ----------------

[ ]     Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)      Amount previously paid:
        $132.83
        -----------------------

2)      Form, Schedule or Registration Statement No:
        Schedule 13e-3
        --------------------------------------------

3)      Filing Party:
        Armatron International, Inc.
        ----------------------------

4)      Date Filed:
        April 22, 1999
        --------------


                        ARMATRON INTERNATIONAL, INC.
                                2 Main Street
                        Melrose, Massachusetts 02176


                                                      September 20, 1999

Dear Stockholders:

      You are cordially invited to attend a special meeting in lieu of annual meeting (the "Special Meeting") of the stockholders of Armatron International, Inc. (the "Company" or "Armatron"), a Massachusetts corporation, to be held on October 15, 1999 at 9:00 a.m., Eastern Standard Time, at the Company's principal executive offices at 2 Main Street, Melrose, Massachusetts 02176.


      As described in the enclosed Proxy Statement (the "Proxy Statement"), at the Special Meeting you will be asked to approve and adopt an Agreement and Plan of Merger dated as of May 7, 1999 (the "Merger Agreement") between Armatron and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"), and the Merger (as defined below) contemplated thereby as well as vote to elect a Director of the Company and ratify the selection of the Company's independent auditors.

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger: (i) each outstanding share of common stock, par value $1.00 per share of the Company, (the "Common Stock") will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or held in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, the deceased brothers of Charles J. Housman and Edward L. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above.


      As a result of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust (the "Housman Realty Trust") will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.


      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol "ATRN." Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will cease to file reports with the Securities and Exchange Commission, as more fully described in the enclosed Proxy Statement.


      At a meeting on April 21, 1999, the Board of Directors of the Company (the "Board") unanimously determined to acquire the Common Stock held by the stockholders of the Company (other than MergerCo), agreed to set the price to be paid for the Common Stock at $.27 per share and approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board has determined that the Merger is fair to and in the best interests of the stockholders of the Company. The approval and determination of the Board were based on a number of factors described in the Proxy Statement, including the written opinion dated as of April 21, 1999 of Gordon Associates Inc., the financial adviser engaged by the Board, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the proposed consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be canceled) is fair from a financial point of view to such stockholders. The full text of the written opinion of Gordon Associates Inc., which sets forth a description of the assumptions made, factors considered, and limitations on the review undertaken is attached as Appendix B to the enclosed Proxy Statement and the stockholders are urged to read such opinion carefully in its entirety.

      Approval and adoption of the Merger Agreement and the Merger require the affirmative vote of the holders of two-thirds of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, outstanding on September 1, 1999. Approval of the other proposals will require the vote set forth in the Section of the Proxy Statement entitled "The Special Meeting -- Vote Required; Revocability of Proxies."

      Charles J. Housman and Edward L. Housman, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company own 56% of the outstanding shares of Common Stock of the Company (1,384,277 shares out of 2,459,749 shares outstanding). The Housman Realty Trust owns 100% of the outstanding shares of Series A Preferred Stock of the Company. Together, these individuals and entities have the power to vote 88% of the outstanding shares of the Company. The Company anticipates that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby; therefore, the Merger is assured without the vote of any other stockholders of the Company. The Merger does not require the approval of two-thirds of holders who are not affiliates of the Company.


      You are urged to read the accompanying Proxy Statement, which describes the terms of the Merger Agreement and the Merger as well as the other proposals to be voted upon. A copy of the Merger Agreement is included as Appendix A to the enclosed Proxy Statement.

      We invite all stockholders to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, you are requested to complete, date, sign and return the proxy card in the enclosed postage-paid envelope. Failure to return a properly executed proxy card or vote at the Special Meeting will have the same effect as a vote against approval of the Merger Agreement, the Merger and the other proposals listed on the proxy card. Executed proxies with no instructions indicated thereon will be voted for approval and adoption of the Merger Agreement and the Merger, for the election of the nominated director and for the ratification of the selection of independent auditors by the Board. If you attend the Special Meeting, you may vote in person even though you have sent in your proxy.


                                       Sincerely,

                                       Charles J. Housman, Chairman
                                       of the Board, President and
                                       Chief Executive Officer


                        ARMATRON INTERNATIONAL, INC.
                                2 Main Street
                        Melrose, Massachusetts 02176


     NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held on October 15, 1999

      NOTICE IS HEREBY GIVEN that a special meeting in lieu of annual meeting of the stockholders (including any adjournments or postponements thereof, the "Special Meeting") of Armatron International, Inc. ("Armatron" or the "Company") will be held on October 15, 1999 at 9:00 a.m., Eastern Standard Time, at the Company's principal executive offices at 2 Main Street, Melrose, Massachusetts, for the following purposes, all of which are more fully described in the accompanying Proxy Statement (the "Proxy Statement"):


      1. To elect one nominee as director, to serve for a three-year term as a Class A Director;

      2. To ratify the selection, by the Board of Directors, of independent auditors for the fiscal year ending September 30, 1999;

      3. To consider and vote upon the proposal to approve and adopt an Agreement and Plan of Merger dated as of May 7, 1999 (the "Merger Agreement") between Armatron and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"), and the Merger (as defined below) contemplated thereby; and

      4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


      The Board of Directors has fixed the close of business on September 1, 1999 (the "Record Date") as the record date for the determination of stockholders entitled to notice of and vote at the Special Meeting. Only holders of Common Stock and Series A Preferred Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. Approval and adoption of the Merger Agreement and the Merger require the vote of the holders of two-thirds of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, outstanding on September 1, 1999. Approval of the other proposals set forth above will require the vote set forth in the Section of the Proxy Statement entitled "Special Meeting -- Vote Required; Revocability of Proxies."


      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger: (i) each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock") will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above.


      As a result of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust (the "Housman Realty Trust") will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.


      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol "ATRN." Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will cease to file reports with the Securities and Exchange Commission, as more fully described in the accompanying Proxy Statement.


      Charles J. Housman and Edward L. Housman, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company own 56% of the outstanding shares of Common Stock (1,384,277 shares out of 2,459,749 shares outstanding). The Housman Realty Trust owns 100% of the outstanding shares of Series A Preferred Stock of the Company. Together, these individuals and entities have the power to vote 88% of the outstanding shares of the Company. The Company anticipates that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby; therefore, the Merger is assured without the vote of any other stockholders of the Company. The Merger does not require the approval of two-thirds of holders who are not affiliates of the Company.


      The accompanying Proxy Statement describes the Merger Agreement, the Merger and the other actions to be voted upon. A copy of the Merger Agreement is included in Appendix A to the Proxy Statement. To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the Special Meeting. Executed proxies with no instructions indicated thereon will be voted for approval and adoption of the Merger Agreement, the Merger and the other proposals listed on the proxy card. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it is voted at the Special Meeting.

      In accordance with Section 87, Chapter 156B of the General Laws of Massachusetts, holders of Common Stock are advised as follows with respect to the proposal to approve the Merger Agreement and the Merger:

      If the action proposed in item 3 is approved by the stockholders at the meeting and effected by the Company, any stockholder (a) who, before the taking of the vote on the approval of such action, files with the Company written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and
      (b) whose shares are not voted in favor of such action has or may have the right to demand in writing from the Company or MergerCo, within twenty days after the date of mailing to the stockholder of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. The Company and any such stockholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts.

      Reference is made to "Appraisal Rights" in the Proxy Statement and to Sections 85 through 98 of Chapter 156B of the General Laws of Massachusetts, copies of which are attached to the Proxy Statement as Appendix C.

      The Annual Report for the fiscal year ended September 30, 1998 has been enclosed with the accompanying Proxy Statement, but is not a part thereof.

                                       By Order of the Board of Directors



Melrose, Massachusetts                 Malcolm D. Finks
September 20, 1999                     Clerk


THE BOARD OF DIRECTORS URGES YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON THE MATTERS SET FORTH ON THE PROXY CARD.


                               PROXY STATEMENT


          SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON OCTOBER 15, 1999


      This Proxy Statement (the "Proxy Statement") is being furnished to the holders of common stock, par value $1.00 per share (the "Common Stock"), and Series A Preferred Stock, par value $100 per share (the "Preferred Stock"), of Armatron International, Inc. (the "Company" or "Armatron"), a Massachusetts corporation, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the special meeting in lieu of annual meeting of stockholders to be held on October 15, 1999 at 9:00 a.m., Eastern Standard Time, at the Company's principal executive offices at 2 Main Street, Melrose, MA 02176 and at any adjournments or postponements thereof (the "Special Meeting"). The Board of Directors has fixed the close of business on September 1, 1999 as the record date (the "Record Date") for the Special Meeting with respect to this solicitation.


      Only stockholders of record at the close of business on the Record Date fixed by the Board of Directors for determining stockholders who are entitled to notice of and to vote at the Special Meeting will be entitled to vote at the Special Meeting. As of the Record Date, there were outstanding and entitled to vote 2,459,749 shares of Common Stock (exclusive of 146,732 treasury shares) and 6,667 shares of Preferred Stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote, is necessary to constitute a quorum at the Special Meeting. Each stockholder will have one vote for each share of Common Stock and 1,000 votes for each share of Preferred Stock held at the close of business on the Record Date.

      Stockholders are urged to read and consider carefully the information contained in this Proxy Statement and to consult with their personal legal, financial and tax advisers.


      This Proxy Statement, the accompanying Notice of Special Meeting and the accompanying proxy card are first being mailed to stockholders on or about September 20, 1999. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998, while not incorporated as part of this Proxy Statement, is also included in this mailing.


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR MERGERCO. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.


      The date of this Proxy Statement is September 20, 1999.



                              TABLE OF CONTENTS
                              -----------------

I.      AVAILABLE INFORMATION

II.     ADDITIONAL INFORMATION

III.    INCORPORATION OF DOCUMENTS BY REFERENCE

IV.     SUMMARY

        A.   SPECIAL FACTORS
             1.   Background of the Merger
                  a.   Purpose and Structure of the Merger
                  b.   Certain Effects of the Merger
             2.   Recommendation of the Board; Reasons for the Merger
             3.   Opinion of Financial Adviser
             4.   Material Federal Income Tax Consequences
             5.   Interests of Certain Persons in the Merger
             6.   The Company
        B.   SPECIAL MEETING
             1.   Time and Place; Matters to be Considered at the Special
                  Meeting
             2.   Record Date and Voting
             3.   Vote Required; Revocability of Proxies
             4.   Solicitation of Proxies
             5.   Security Ownership of Certain Beneficial Owners and
                  Management
        C.   THE MERGER
             1.   General
             2.   Effective Time of the Merger
             3.   Effect of the Merger
             4.   Conditions to the Merger
             5.   Merger Financings
             6.   Termination
             7.   MergerCo
             8.   Appraisal Rights
             9.   Market Prices of Common Stock

V.      SPECIAL FACTORS

        A.   BACKGROUND OF THE MERGER
        B.   CERTAIN EFFECTS OF THE MERGER
        C.   RECOMMENDATION OF THE BOARD; REASONS FOR THE MERGER;
             FINDINGS OF FAIRNESS
        D.   CONDUCT OF THE COMPANY'S BUSINESS AFTER THE MERGER
        E.   OPINION OF FINANCIAL ADVISER

        F.   MATERIAL FEDERAL INCOME TAX CONSEQUENCES
             1.   Federal Income Tax Consequences to Stockholders
             2.   Characterization of the Merger for Federal Income Tax
                  Purposes
        G.   INTERESTS OF CERTAIN PERSONS IN THE MERGER

VI.     SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

VII.    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

VIII.   PRO FORMA CAPITALIZATION

IX.     BOOK VALUE PER SHARE

X.      RATIO OF EARNINGS TO FIXED CHARGES

XI.     MARKET PRICES OF COMMON STOCK

XII.    THE SPECIAL MEETING

        A.   MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING
             1.   Election of Directors
             2.   Ratification of Independent Auditors
             3.   Approval of Merger and Merger Agreement
        B.   RECORD DATE AND VOTING
        C.   VOTE REQUIRED; REVOCABILITY OF PROXIES
        D.   SOLICITATION OF PROXIES
        E.   INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

XIII.   THE MERGER AND THE MERGER AGREEMENT

        A.   MERGER CONSIDERATION
        B.   EFFECTIVE TIME OF THE MERGER
        C.   CONVERSION OF SHARES
        D.   ACCOUNTING TREATMENT
        E.   REPRESENTATIONS AND WARRANTIES
        F.   CONDUCT OF BUSINESS PENDING THE MERGER
        G.   COOPERATION AND BEST EFFORTS; CONDUCT OF BUSINESS AFTER THE
             MERGER
        H.   INDEMNIFICATION
        I.   CONDITIONS TO THE MERGER
        J.   TERMINATION
        K.   AMENDMENT; WAIVER

XIV.    DESCRIPTION OF CAPITAL STOCK

        A.   ARMATRON CAPITAL STOCK
             1.   Common Stock
             2.   Series A Convertible Preferred Stock
        B.   CAPITAL STOCK OF SURVIVING CORPORATION
             1.   Common Stock
             2.   Series A Convertible Preferred Stock

XV.     REGULATORY APPROVALS

XVI.    MANAGEMENT OF THE COMPANY AND MERGERCO

XVII.   EXECUTIVE COMPENSATION

        A.   SUMMARY COMPENSATION TABLE
        B.   STOCK OPTIONS AND RELATED SARS
        C.   BENEFIT PLANS
        D.   COMPENSATION COMMITTEE, INTERLOCKS AND RELATED PARTICIPATION

XVIII.  REPORT ON EXECUTIVE COMPENSATION

XIX.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

XX.     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

XXI.    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR THE
        YEAR ENDED SEPTEMBER 30, 1998

XXII.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        A.   PRE-MERGER BENEFICIAL OWNERSHIP
        B.   POST-MERGER BENEFICIAL OWNERSHIP

XXIII.  FEES AND EXPENSES

XXIV.   MERGER FINANCINGS

        A.   SOURCE AND AMOUNT OF FUNDS
        B.   SALE OF MERGERCO COMMON STOCK

XXV.    MERGERCO

XXVI.   APPRAISAL RIGHTS

XXVII.  OTHER INFORMATION AND STOCKHOLDER PROPOSALS

XXVIII. EXPERTS

Appendix A - -   Agreement and Plan of Merger
Appendix B - -   Opinion of Gordon Associates Inc.
Appendix C - -   Sections 85-98 of Chapter 156B of the General Laws of
                 Massachusetts


                            AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the Regional Office of the Commission: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such reports and other information may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549, on payment of prescribed charges. In addition, such reports, proxy statements and other information may be electronically accessed at the Commission's site on the World Wide Web located at http://www.sec.gov. Such reports, proxy statements and other information concerning the Company may also be inspected at the Company's principal executive offices at 2 Main Street, Melrose, MA.

                           ADDITIONAL INFORMATION


      This Proxy Statement includes information to be disclosed pursuant to Rule 13e-3 under the Exchange Act, which governs so-called "going private" transactions by certain issuers or their affiliates. The Company and MergerCo are filing a Rule 13e-3 Transaction Statement as amended by Amendment No. 1 and Amendment No. 2 thereto (the "Schedule 13E-3") to furnish information with respect to the transactions described herein. This Proxy Statement does not contain all the information set forth in the
Schedule 13E-3, parts of which are omitted in accordance with the regulations of the Commission. The Schedule 13E-3, and any amendments and exhibits thereto, including exhibits filed as a part thereof, will be available for inspection at the offices of the Commission as set forth above, as well as at the offices of the Company at: 2 Main Street, Melrose, MA 02176. A copy of the Schedule 13E-3, and any amendments and exhibits thereto, will be transmitted to any stockholder of the Company upon written request at the expense of such stockholder.


                   INCORPORATION OF DOCUMENTS BY REFERENCE

      The following documents previously filed with the Commission pursuant to the Exchange Act by the Company (File No. 1-4433) are hereby incorporated by reference in this Proxy Statement.

      (a) Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1998.

      (b)   Current Report on Form 8-K filed on April 22, 1999.

      (c) Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1998.

      (d) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999.


      (e) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999.


      The Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1998 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 are being mailed to each stockholder together with this Proxy Statement. Additional copies of such reports as filed with the Commission may be obtained free of charge by writing to the President of the Company at its principal executive offices.

      Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE RELATING TO THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES AT 2 MAIN STREET, MELROSE, MASSACHUSETTS,
ATTENTION: PRESIDENT, TELEPHONE NUMBER (781) 321-2300, EXTENSION 311. UPON REQUEST, THESE DOCUMENTS WILL BE SENT BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY UPON RECEIPT OF REQUEST.


                                   SUMMARY

      The following is a summary of material information contained elsewhere in this Proxy Statement. This summary is not intended to be a complete description and is qualified in its entirety by reference to the more detailed information contained in this Proxy Statement or in the documents attached as Appendices hereto. Each stockholder is urged to give careful consideration to all the information contained in this Proxy Statement and the Appendices before voting.

                               SPECIAL FACTORS

Background of the Merger
------------------------

      For a description of the events leading to the agreement to acquire the Common Stock, the determination of the price to be paid for the Common Stock and the approval and adoption of the Agreement and Plan of Merger dated as of May 7, 1999 (the "Merger Agreement") between Armatron and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"), and the Merger (as defined below) by the Board of Directors, see "Special Factors -- Background of the Merger."

                     Purpose and Structure of the Merger

      The purpose of the Merger (as defined below) and the related transactions is to reduce the number of stockholders of the Company to less than 300 to enable the Company to cease to be subject to the reporting requirements of the Exchange Act in order for the Company to reduce its expenses. Savings will result from decreased legal, accounting and printing costs.

      The Board considered other means of achieving this result such as a tender offer, open market purchase plan and reverse stock split, but rejected these alternatives as either more costly or unlikely to achieve the desired result.

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger: (i) each outstanding share of Common Stock of the Company will be converted into the right to receive $.27 in cash (the "Merger Consideration") (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation. See "The Merger and the Merger Agreement."

                        Certain Effects of the Merger


      On August 15, 1999, stockholders (other than the directors and executive officers of the Company and their affiliates) owned 1,830,526 shares of Common Stock, which represents 20.1% of the outstanding Common Stock and Preferred Stock (on an as converted basis) of the Company. See "Security Ownership of Certain Beneficial Owners and Management -- Pre-Merger Beneficial Ownership." Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust (the "Housman Realty Trust") will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.


      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol "ATRN." Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will terminate its registration under the Exchange Act and thereafter cease to file reports with the Commission.

Recommendation of Board; Reasons for the Merger
-----------------------------------------------


      At a meeting on April 21, 1999, the Board unanimously agreed to set the price to be paid for the Common Stock at $.27 per share, agreed to acquire the Common Stock held by the stockholders of the Company (other than MergerCo) and approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board has determined that the price to be paid to the stockholders (except MergerCo which will retain its shares) is fair to the stockholders and that the Merger Agreement is fair to and in the best interests of the stockholders and recommends that the stockholders vote FOR the approval and adoption of the Merger Agreement and the Merger.


      For a discussion of the factors considered by the Board in reaching its recommendation and determination, see "Special Factors -- Background of the Merger" and "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness."

Opinion of Financial Adviser
----------------------------

      On April 21, 1999, Gordon Associates Inc. ("Gordon Associates"), financial adviser to the Board, delivered its oral opinion to the Board, which was confirmed by its written opinion to the Board, dated as of April 21, 1999, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the Merger Consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be canceled) is fair from a financial point of view to such stockholders. The full text of the written opinion of Gordon Associates which sets forth a description of the assumptions made, factors considered and limitations on the review undertaken, is attached hereto as Appendix B. Stockholders are urged to read such opinion carefully in its entirety. See "Special Factors -- Opinion of Financial Adviser."

Material Federal Income Tax Consequences
----------------------------------------

      Cash received by holders of Common Stock in exchange therefor will be treated as received in complete redemption of all of their shares of the Company. The exchange will result in gain or loss to the stockholder in an amount equal to the difference between the amount realized on such exchange and the stockholder's tax basis in the Common Stock redeemed. Such gain or loss generally will be capital gain or loss provided that the Common Stock has been held as a capital asset by such stockholder. However, the tax consequences to each stockholder may vary depending upon each stockholder's particular circumstances and tax position. See "Special Factors -- Material Federal Income Tax Consequences."

      EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISER AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Interests of Certain Persons in the Merger
------------------------------------------

      In considering the recommendation of the Board with respect to the Merger, stockholders should be aware that each member of the Board and certain executive officers of the Company has an interest, described herein, that presents him with a potential conflict of interest in connection with the Merger. The Board currently has three directors: Charles J. Housman, Edward L. Housman and Malcolm D. Finks. Both Charles J. Housman and Edward
L. Housman are executive officers of the Company and each own greater than 5% of the shares of the Company. See "Security Ownership of Certain Beneficial Owners and Management." The law firm of which Malcolm D. Finks is a member, provides legal advice to the Company. See "Certain Relationships and Related Transactions."

      The Company had a $7,000,000 line of credit with Housman Realty Trust, a trust of which Malcolm D. Finks is the sole trustee and a beneficiary and of which Charles J. Housman and Edward L. Housman together with certain members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman are beneficiaries. On April 20, 1999, Housman Realty Trust converted $2,000,100 of the principal amount of this line of credit into 6,667 shares of Preferred Stock.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, the deceased brothers of Charles J. Housman and Edward L. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      For a list of the names of the persons expected to be directors or executive officers of the Surviving Corporation (together with such persons' biographies), see "Management of the Company and MergerCo."

The Company
-----------

      The Company was organized in 1920 as Automatic Radio. Until 1978, the Company was primarily involved in the design and manufacture of automobile radios. In 1978 the Company began to concentrate its efforts primarily in manufacturing electronic insect killing devices. The Company operates principally in two segments, the Consumer Products segment through its Flowtron Outdoor Products Division and the Industrial Products segment through its Automatic Radio Division.

      The Company's main Division, Flowtron Outdoor Products, manufactures and distributes insect control devices including electronic bugkillers and biomisters, environmental products including mulching leaf-eaters and compost bins, and storage and handling products including plastic yard carts and plastic storage sheds. All products in this division distributed in fiscal 1998 are in full production. These products undergo periodic model
changes and product improvements.   See "Selected Historical Consolidated
Financial Data" and "Unaudited Pro Forma Condensed Consolidated Financial
Data."

      In 1994 the Company's Automatic Radio Division completed field testing of its ultrasonic collision avoidance/obstacle detection system for automotive applications which is marketed under the trademark "Echovision." Echovision devices monitor back blind spots and side blind spots to detect objects and alert operators to potential hidden hazards and feature, intuitive audible warnings, visual warnings, automatic activation, easy installation on any type vehicle and a continuous system self-test. The advantage of using Echovision devices include increased driver awareness which is expected to result in fewer accidents, and potentially lower damages and public liability costs and increased driver awareness. The device generally sells in a range of $200 to $300 per system. The Company warrants that the product is delivered defect free. Production of these systems began in the first quarter of 1996.

      The Company's research and development efforts are primarily related to enhancements to its existing product offerings. The Company is engaged in research and development of lawn and garden products, home electronic devices, and automotive and transportation safety and performance products. It is not possible at this time to assess whether any commercially acceptable products will result from these efforts.

                               SPECIAL MEETING

Time and Place; Matters to be Considered at the Special Meeting
---------------------------------------------------------------


      The Special Meeting will be held at 9:00 a.m., Eastern Standard Time, on October 15, 1999 at the Company's principal executive offices at 2 Main Street, Melrose, Massachusetts. At the Special Meeting, stockholders will consider and vote upon: (i) the election of a Class A Director; (ii) the ratification of the selection, by the Board, of the independent auditors for the fiscal year ending September 30, 1999; (iii) the approval and adoption of the Merger Agreement and the Merger; and (iv) such other matters as may properly come before the Special Meeting. See "The Special Meeting -- Matters To Be Considered at the Special Meeting" and "Other Information and Stockholder Proposals."

Record Date and Voting
----------------------

      The Record Date for the Special Meeting is the close of business on September 1, 1999. At the close of business on the Record Date, there were 2,459,749 shares of Common Stock outstanding and entitled to vote and 6,667 shares of Preferred Stock outstanding and entitled to vote, held by approximately 1,078 stockholders of record. Each holder of Common Stock on the Record Date will be entitled to one vote for each share held of record and each holder of Preferred Stock will be entitled to 1,000 votes for each share held of record. The presence, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions (including broker non-votes) are included in the calculation of the number of votes represented at a meeting for purposes of determining whether a quorum has been achieved. See "The Special Meeting -- Record Date and Voting."


Vote Required; Revocability of Proxies
--------------------------------------

      Of the proposals stated in the accompanying Notice of Special Meeting of Stockholders, approval of proposal 1, the election of the Class A Director, will require the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock outstanding on the Record Date and represented at the Special Meeting; approval of proposal 2, the ratification of the independent auditors, will require the affirmative vote of at least a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date and represented at the Special Meeting voting together as a single class; and approval of proposal 3, the approval and adoption of the Merger Agreement and the Merger, will require the affirmative vote of at least two-thirds of the shares of Common Stock and Preferred Stock outstanding on the Record Date voting together as a single class.


      Charles J. Housman and Edward L. Housman, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company own 56% of the outstanding shares of Common Stock (1,384,277 shares out of 2,459,749 shares outstanding). The Housman Realty Trust owns 100% of the outstanding shares of Preferred Stock of the Company. Together, these individuals and entities have the power to vote 88% of the outstanding shares of the Company. The Company anticipates that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby; therefore, the Merger is assured without the vote of any other stockholders of the Company. The Merger does not require the approval of two-thirds of holders who are not affiliates of the Company.


      With respect to tabulation of the proxies, abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote except with respect to the adoption and approval of the Merger Agreement and the Merger where broker non-votes will be treated as a vote against such proposal. Proxies that do not contain any instruction to vote for or against a particular matter will be voted in favor of such matter. See "The Special Meeting -- Vote Required; Revocability of Proxies."

      The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to the Company's Clerk at its principal place of business, a written notice of revocation prior to the Special Meeting; (ii) delivering prior to the Special Meeting a duly executed proxy bearing a later date; or (iii) attending the Special Meeting and voting in person.

Solicitation of Proxies
-----------------------

      The cost of solicitation will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or FAX machine by the Company's regular employees, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to, and to obtain proxies from the beneficial owners of shares held of record by such persons. The Company will reimburse such parties for reasonable out-of-pocket expenses incurred by them in connection therewith.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------


      As of August 15, 1999, the directors and executive officers of the Company and their affiliates beneficially owned, in the aggregate, 629,223 shares of Common Stock and 6,667 shares of Preferred Stock, representing in the aggregate 79.9% of the outstanding Common Stock and Preferred Stock (on an as converted basis) of the Company. See "Security Ownership of Certain Beneficial Owners and Management -- Pre-Merger Beneficial Ownership."


                                 THE MERGER

General
-------

      Upon the consummation of the Merger, MergerCo will be merged with and into the Company and the Company will continue as the Surviving Corporation. The Surviving Corporation will succeed to all the rights and obligations of the Company and MergerCo.

Effective Time of the Merger
----------------------------

      Pursuant to the Merger Agreement, the "Effective Time" will occur upon filing the Articles of Merger with the Massachusetts Secretary of State.

Effect of the Merger
--------------------

      At the Effective Time: (i) each share of Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive $.27 in cash except that any shares held by MergerCo or in the Company's treasury will be canceled, and any stockholder that properly dissents from the Merger (a "Dissenting Stockholder") will be entitled to appraisal rights under Sections 85 to 98 of Chapter 156B, the Business Corporation Law, of the General Laws of Massachusetts (the "MBCL"); (ii) each outstanding share of MergerCo Common Stock (or fraction thereof) will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation. The Company expects to treat the Merger as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be affected by the transaction.

Conditions to the Merger
------------------------

      The obligations of the Company and MergerCo to consummate the Merger are subject to various conditions, including the approval and adoption of the Merger Agreement and the Merger by the requisite vote of stockholders and the absence of any injunction or other legal restraint preventing consummation of the Merger.

      In addition, MergerCo's obligations to effect the Merger are subject to, among other things, (i) holders of no more than 10% of the outstanding shares of Common Stock having perfected their appraisal rights in accordance with the requirements of the MBCL; and (ii) there being no material adverse effect on the business, assets, liabilities, condition (financial or other) or results of operations of the Co mpany since September 30, 1998. See "The Merger and the Merger Agreement -- Conditions to the Merger" and "Merger Financings."

Merger Financings
-----------------

      The Company expects that approximately $455,000 will be required to
(i) finance the payment of the Merger Consideration and (ii) pay the fees and expenses expected to be incurred in connection with the Merger. It is contemplated that at the Effective Time, the Company expects to have at least $1 million of cash on-hand to use in connection with the Merger. The following table illustrates the estimated sources and uses of funds necessary to consummate the Merger:


                                   SOURCES
                                   -------

              Cash                                       $455,000
                                                         --------

              Total Sources                              $455,000
                                                         ========

                                    USES
                                    ----

              Purchase of Common Stock                   $291,000
              Estimated Fees and Expenses                $164,000
                                                         --------

              Total Uses                                 $455,000
                                                         ========

Termination
-----------

      The Merger Agreement may be terminated and the Merger abandoned prior to the Effective Time upon certain events. See "The Merger and the Merger Agreement -- Termination."

MergerCo
--------

      MergerCo is a newly formed Massachusetts corporation, which was organized in connection with the transactions contemplated by the Merger Agreement. MergerCo is a nonsubstantive transitory merger vehicle, which will be merged out of existence at the Effective Time. Accordingly, it is not expected to have significant assets or liabilities (other than those arising under the Merger Agreement) or to engage in any activities (other than those incident to its formation and the Merger.) The authorized capital stock of MergerCo consists of 190,000 shares of common stock, par value $.01 per share, and 10,000 shares of preferred stock, par value $.01 per share, of which no shares are currently outstanding.

Appraisal Rights
----------------

      Holders of Common Stock have the right to dissent from approval and adoption of the Merger Agreement and the transactions contemplated thereby, and, subject to strict compliance with certain requirements of the MBCL, to receive payment for the "fair value," as defined in the MBCL, of their Common Stock ("Dissenting Shares"). These requirements are described under "Appraisal Rights" and in the provisions of Sections 85 through 98 of the MBCL, which are attached as Appendix C to this Proxy Statement.

Market Prices of Common Stock
-----------------------------


      The Company's Common Stock is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN." On April 14, 1999, the last trading day before the public announcement of the Merger and related transactions, the reported high and low bid price per share of Common Stock was $.50 and $.16, respectively. On September 19, 1999, the last full trading day prior to the date of this Proxy Statement, the reported high and low bid prices per share of Common Stock were [$.__ and $.__], respectively. For additional information concerning historical market prices of the Common Stock, see "Market Prices of Common Stock."


      Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock.

                               SPECIAL FACTORS

                          BACKGROUND OF THE MERGER

      The Common Stock of the Company has been trading below $1.00 since November 1997. The Company was delisted from the American Stock Exchange on February 28, 1996. The Company's stock trades sporadically. The Company has incurred net losses for the past seven years. The Company has been able to continue its operations because of the personal guaranty provided to the Company by Charles J. Housman. For the Company to continue its operations in the future, it will need additional cash which may be provided by certain members of the Housman family and may only be provided to the Company for use to fund operations and not to pay for certain expenses, including those relating to the Company's continuing obligations as a reporting company under the Exchange Act.


      In light of the Company's on-going need for additional capital infusions to fund its losses and in order to reduce expenses, the Board of Directors of the Company has determined to acquire through a Merger the Common Stock held by the stockholders of the Company (other than MergerCo). The purpose of the Merger and the related transactions is to reduce the number of stockholders of the Company to less than 300 to enable the Company to cease to be subject to the reporting requirements of the Exchange Act. The Board of Directors believes that removing the burdens on the Company of being a public corporation subject to the reporting requirements of the Exchange Act, and the annual shareholders meeting requirements will reduce expenses to the benefit of the Company. For the prior two fiscal years the Company incurred the following expenses:



                                   1998          1997
                                   ------------------

         Legal                  $ 72,383      $ 65,842
         Accounting               44,026        42,565
         Printing                  8,039         8,652
         Transfer Agent            6,905        11,667
                                 ---------------------
                                $131,353      $128,726

The Company believes that it will realize annual savings of approximately $35,000 from decreased legal, accounting and transfer agent fees and expenses and printing costs no longer required in fulfilling its requirements under the Exchange Act. In addition, the Company will be able to reallocate personnel to other operating activities as these employees will no longer be required to participate in the preparation of filings under the Exchange Act. Further, since the Common Stock is rarely traded and the Company has not been profitable, the Company does not believe that it can raise funds in the public market, make acquisitions with its stock, or otherwise avail itself of the advantages of being a public company.

      In order to provide a prompt and orderly transfer of ownership of Common Stock from the public stockholders; to have the transaction be tax free to the Company and the stockholders of the Surviving Corporation; and to provide the most expeditious and efficient method of changing the Company's status from that of a publicly held-reporting company to a privately held non-reporting company, the acquisition of the Company has been structured as a merger pursuant to which, if the Merger is approved and adopted by the requisite vote of the Company stockholders and the remaining conditions to the consummation of the Merger are satisfied or waived, MergerCo will be merged with and into the Company with the Company continuing as the Surviving Corporation. In the Merger: (i) each outstanding share of Common Stock of the Company will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under the
MBCL); (ii) each outstanding share of MergerCo Common Stock (or fraction thereof) will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation. See "The Merger and the Merger Agreement." Stockholders who perfect their statutory appraisal rights under and in accordance with Section 85 through 98 of the MBCL may seek appraisal of their Common Stock. See "Appraisal Rights."

      The Board considered other means of achieving this result such as a tender offer, open market purchase plan and reverse stock split, but rejected these alternatives as either more costly or unlikely to achieve the desired result. A tender offer would likely be a more complex and costly transaction and most of the Company's stockholders hold very small lots which have small value; therefore, it would be unlikely that many stockholders would affirmatively act to tender their shares due to the small amount of the proceeds they would receive in the transaction. An open market purchase plan could take a long time to implement as there is only nominal trading activity in the Company's shares and the Company might not reach its desired goal of having less than 300 stockholders. A reverse stock split would cash out certain members of the Housman family who will be allowed to continue as stockholders of the Company after the Merger if they so desire.


      The Company did not consider other opportunities and the Board has not received any offers or indications of interest from potential acquirors or offers to make an investment in the Company. The Board believes that the likelihood of receiving such offers is low due to the Company's consistent history of financial losses, the fact that the members of the Housman family or their affiliates have the power to vote 88% of the outstanding shares of the Company and the need for a potential acquiror to pay off the $2,715,000 debt plus $1,736,000 in interest outstanding and owed to the Housman Realty Trust as of July 31, 1999.

      In order to consummate the Merger, the Company determined that it had to become solvent under Massachusetts law; otherwise the payment of cash to the Company's stockholders would be subject to forfeiture and would create liability for the directors and stockholders of the Company. See "-- Interests of Certain Persons in the Merger." In order to comply with Massachusetts law, the Company must be solvent both at the time the Board of Directors of the Company voted to pay cash to its stockholders and when it pays the cash to its stockholders. The Company determined that for it to be solvent and have its assets exceed its liabilities at the time of the Board of Director vote to approve the Merger, it needed to convert approximately $1,400,000 to equity which number was determined based on the Company's Consolidated Balance Sheet as of March 31, 1999, which reflected a Total Shareholders' Deficiency of $1,399,000. The Company then estimated the amount of additional cash that would be needed to maintain the Company's solvency until the closing of the Merger transaction. The Company determined that it would need an additional $600,000 to cover its ongoing operations and expenses related to the Merger. Accordingly, Housman Realty Trust agreed to convert $2,000,100 of debt outstanding into 6,667 shares of Preferred Stock.

      The Board of Directors determined that the fair market value of the Preferred Stock on a share for share equivalent basis with the Common Stock was $.30 per share. To determine the number of shares of Common Stock into which the Preferred Stock would be converted, the amount of the debt to be converted to equity ($2,000,100) was divided by $.30. The stockholders of the Company approved on January 19, 1984 the authorization of "blank check" preferred stock. In accordance with the stockholder approval, the Company's Restated Articles of Organization have authorized 100,000 shares of blank check preferred stock at a par value of $100 per share. Under Massachusetts law, the directors may determine the voting powers of any class of stock. Furthermore, under Massachusetts law, a company may not issue any stock for less than par value. Therefore, the purchase price of the Preferred Stock to be issued by the Company had to be at least $100.00 per share. To make the calculation of the conversion simple, the Board of Directors of the Company determined to issue 6,667 shares of Preferred Stock at $300 per share.

      The terms of the Preferred Stock are standard convertible preferred stock terms used by many companies issuing preferred stock. The Housman Realty Trust agreed to convert a portion of its debt to Preferred Stock only if it had voting rights equivalent to the value of the purchase price of the Preferred Stock, a preference in liquidation over the Common Stock and received a dividend. The Preferred Stock dividend rate is equivalent to the rate of interest which was accruing on the debt. Certain standard features of preferred stock, such as a redemption provision, were not included in the terms of the Preferred Stock to allow the Company to treat the exchange of debt for Preferred Stock as a tax free reorganization under the Internal Revenue Code of 1986. The number of shares of Common Stock to be issued upon conversion of the Preferred Stock was determined by the dollar amount of equity necessary to prevent the Company from being deemed insolvent under the MBCL. The Preferred Stock votes on an as converted basis with the Common Stock and because the dollar amount contributed to the Company upon the purchase of the Preferred Stock was substantial ($2,000,100) in comparison to the fair market value of the Company before the issuance of the Preferred Stock ($664,132, which reflects the 2,459,749 shares of Common Stock issued and outstanding at a fair market value of $.27 per share), the issuance of the Preferred Stock resulted in substantial voting rights for the Preferred Stock (73% of the capital stock of the Company). On April 20, 1999 the Board of Directors of the Company approved the conversion of debt to equity so that the Company would be solvent.


      The Board determined that it would be prudent to obtain the services of a qualified financial consultant to perform an analysis on the valuation of the Company as well as to prepare a fairness opinion on the Company's Common Stock. The Board contacted and interviewed certain firms which offered such consulting services. Based upon the interviews, qualifications and costs for such services, the Board selected Gordon Associates as the most qualified as well as the most reasonably priced.


      At a meeting of the Board of Directors on January 13, 1999 the Board determined to retain the services of Gordon Associates as the financial adviser to the Company and asked Gordon Associates to begin its analysis of the Company. Although individual Board members had general discussions regarding a going private transaction prior to January 13, 1999, the retention of Gordon Associates was the first action taken by the Board as a whole in furtherance of such a transaction.

      At a meeting on April 21, 1999, at which all of the directors were present, the Board unanimously agreed to set the price to be paid for the Common Stock at $.27 per share, agreed to acquire the Common Stock held by the stockholders of the Company (other than MergerCo), approved the Merger Agreement and the transactions contemplated thereby and authorized execution of the Merger Agreement. In making its determinations of the price to be paid to the stockholders and that the Merger was fair to and in the best interests of the Company and the stockholders, the Board considered a number of factors including those described in " -- Recommendation of the Board; Reasons for the Merger; Findings of Fairness."

                        CERTAIN EFFECTS OF THE MERGER

      On August 15, 1999, stockholders (other than the directors and executive officers of the Company and their affiliates) owned 1,830,526 shares of Common Stock, which represents 20.1% of the outstanding Common Stock and Preferred Stock (on an as converted basis) of the Company. Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.


      Upon consummation of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.


      The following table sets forth the net book value and net earnings
(loss) of the Company as a whole and of the proportionate share of Charles
J. Housman, Edward L. Housman, the Frank Housman Family Trust, the Susan
Sohn Family Trust and the Housman Realty Trust, the affiliates of the Company prior to the Merger and related transactions and giving effect to the Merger and related transactions:


                                           Before Merger                After Merger
                                           -------------                ------------
                                                % of Ownership                 % of Ownership
                                     Amount    of Capital Stock     Amount    of Capital Stock
                                   -----------------------------------------------------------

Net book value at June 30, 1999:
Company                            $ 851,000       100.00%         $396,000       100.00%
Charles J. Housman                 $  20,000         2.38%         $ 11,000         2.69%
Edward L. Housman                  $  18,000         2.09%         $  9,000         2.37%
Frank Housman Family Trust         $  18,000         2.17%         $ 10,000         2.46%
Susan Sohn Family Trust            $   2,000          .25%         $  1,000          .28%
Housman Realty Trust               $ 622,000        73.05%         $328,000        82.81%

Net earnings (loss) for the nine months ended June 30, 1999:
Company                            $(593,000)      100.00%         $(611,000)     100.00%
Charles J. Housman                 $ (14,000)        2.38%         $ (16,000)       2.69%
Edward L. Housman                  $ (12,000)        2.09%         $ (14,000)       2.37%
Frank Housman Family Trust         $ (13,000)        2.17%         $ (15,000)       2.46%
Susan Sohn Family Trust            $  (1,000)         .25%         $  (2,000)        .28%
Housman Realty Trust               $(433,000)       73.05%         $(506,000)      82.81%


      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol "ATRN." Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders and will terminate its listing on the Over the Counter Bulletin Board and file a certification with the Commission that it is owned by less than 300 persons and therefore requests termination of registration of its Common Stock. Registration will be terminated within 90 days thereof. Accordingly, the Company will no longer be required to file periodic reports with the Commission, be obligated to comply with the proxy rules of Regulation 14A of the Exchange Act, print and distribute to stockholders annual or quarterly reports or proxy statements, maintain a transfer agent for its Common Stock or retain counsel or accountants to assist in the preparation of such reports or statements.

RECOMMENDATION OF THE BOARD; REASONS FOR THE MERGER; FINDINGS OF FAIRNESS

      THE BOARD BELIEVES THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS. THE BOARD APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.


      In reaching its determination that the Merger Agreement and the Merger are in the best interests of the Company and the stockholders and in determining to pay $.27 per share to the stockholders who do not contribute their shares of Common Stock to MergerCo, the Board relied on its knowledge of the business, operations and operating results, properties and assets, financial condition, and historical market prices of the Company and analyzed these factors as follows:

* Business, Operations and Operating Results. The Company operates primarily in the Consumer Products segment which involves the manufacture and distribution of insect control devices, environmental products, and storage and handling products. The business operations of the Company have been flat for the past 5 years with annual sales of $12-$13 million and annual net losses ranging from $500,000 to $1 million. The Company does not anticipate growth in sales or profits from its operations in the foreseeable future. The Board believes that a cash offer of $.27 per share is at the high end of the range and is fair and reasonable.

* Properties and Assets. The Company does not own any real property but does own equipment, furniture, fixtures, and certain patents that have little economic value. The Board determined that the values of the fixed assets have not appreciated from their book value of $404,000 set forth in the Company's Balance Sheet as of March 31, 1999. As of March 31, 1999, the Company had assets worth $7.3 million of which $6.8 million or 93%, were current assets. The current ratio of the Company at March 31, 1999 was approximately 1.7 to 1.0. The Board is not aware of any undervalued or appreciated assets that would cause the Company to be valued greater than its current value. In addition, if the Company were required to liquidate these assets, the Board believes that its assets may not be sufficient to satisfy all of the Company's debts. In view of these factors, the Board determined that a cash offer of $.27 per share is fair and reasonable.

* Financial Condition. The Company remains financially solvent due in great measure to the Housman Realty Trust continuing to grant waivers under the loan agreement for payments of interest on the note. The Housman Realty Trust has not required such payment since 1995. In addition, Charles Housman, the Chairman of the Board, has personally guaranteed to fund the Company in the event of a shortfall of cash and Charles Housman and Edward Housman have not received salaries since 1995. Absent these factors, the Company would have experienced cash flow problems that may have forced it into bankruptcy. Given the financial condition of the Company, the Board believes that a cash offer of $.27 per share is on the high side of the range of a fair price for the Company's Common Stock.

* Historical Market Prices. The Company's Common Stock traded at approximately $.16 per share in late March 1999. The Board believes that the market price of the Common Stock would decrease dramatically if the Housman Realty Trust did not continue to grant waivers under the loan agreement for payments of interest on the note and had paid salaries to the two of the Company's executive officers. Due to the continuing grant of a waiver, the Board believes that a cash offer of $.27 per share is on the high side of the range of a fair price for the Company's Common Stock.

      Additionally, the Company considered the following factors (both positive and negative):


* the oral opinion of Gordon Associates delivered to the Board, which was confirmed by its written opinion to the Board, dated as of April 21, 1999, which opinion has been adopted by the Board, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the Merger Consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be canceled) is fair, from a financial point of view to such stockholders (a copy of the opinion is attached hereto as Appendix B to this Proxy Statement). See " -- Opinion of Financial Adviser."

* the relationship of the Merger Consideration to the historical market prices for the Common Stock (see "Market Prices of Common Stock"), the going concern valuation of the Company and the value to a hypothetical strategic buyer.


* the Company's financial projections forecasting sales by product and expenses relating thereto, for the fiscal year ending September 30, 1999, as analyzed by Gordon Associates (see " -- Opinion of Financial Adviser" for an explanation of such analysis) (which analysis was adopted by the Board) which, in the Board's view supports a determination that the Merger Consideration is fair to the Company and its stockholders.

      In addition to the foregoing, the Board considered the following negative factors of the Merger to the Company and the stockholders: (i) the Common Stock has traded above the amount of the Merger Consideration and if the stockholders continued to be stockholders of the Company they could participate in increases, if any, in the value of the Company following the consummation of the Merger (see "Market Prices of Common Stock"); (ii) there will be no market for the shares of common stock of the Surviving Corporation; and (iii) the stockholders of the Surviving Corporation will not have the same protections available under the federal securities laws as does a public company registered pursuant to the Exchange Act. The Board also noted that the net book value per share of Common Stock at March 31, 1999 was $(.57), which represented a $.34 increase in deficiency from the net book value per share of Common Stock at September 30, 1998. The liquidation value per share of Common Stock at March 31, 1999 was $.02. The Board believes that these low values are not indicative of the value of the Company and did not give them credence.

      Gordon Associates did not provide the Board any written material supporting or explaining its analyses and the Board did not ask Gordon Associates for such materials because the opinion of Gordon Associates was based on data that the Company provided to Gordon Associates. Such data consisted of the Company's consolidated annual financial statements for the five years ending September 30, 1998, unaudited financial statements for the three months ending December 31, 1998, and other relevant financial information requested by Gordon Associates; information regarding past history, current operations and future prospects for the Company; the Preferred Stock Subscription Agreement concerning the conversion of debt owed by the Company to the Housman Realty Trust; and documents relating to a foreign arbitration award against the Company, J.C. Carter Company, Inc., a former subsidiary of the Company, and certain other entities.

      The foregoing discussion of the information and factors discussed by the Board of Directors is not meant to be exhaustive but includes all material factors considered by the Board. While the Board of Directors considered such factors, it did not quantify or attach any particular weight to such factors and individual members of the Board may have placed different emphasis on particular positive or negative factors in reaching their determination that the Merger is in the best interest of the stockholders. The Board believes the Merger achieves enhanced value for the stockholders in light of the fact that, among other things, during 1999, the Common Stock has traded around $.25 per share on a weighted average basis.

      Because of the nature of the composition of the Board, the outside director's affiliation with the principal stockholders of the Company and requirement in the Company's Restated Articles of Organization, as amended, that the Merger be approved by the unanimous consent of the Board of Directors, the Company did not have the Merger approved solely by its non-employee director. No unaffiliated representative was obtained to act solely on behalf of the stockholders who are not affiliates of the Company for the purpose of negotiating this transaction and preparing a report concerning the fairness of such transaction. The transaction has not been structured to require the approval of the stockholders who are not affiliates of the Company.

      In order to comply with Section 78(c)(iii) of Chapter 156B of the Business Corporation Law of the General Laws of Massachusetts, an affirmative vote of two-thirds of the shares of Common Stock outstanding, or 1,639,833 shares, is necessary to approve the Merger. The Company anticipates that Charles J. Housman and Edward L. Housman, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman (the "Family Members") will vote their shares of Common Stock to approve the Merger, representing 1,384,277 shares, or 56.3% of the shares of Common Stock outstanding. In order to proceed with the Merger, the Company would need the affirmative vote of an additional 10.4% of the the shares of Common Stock outstanding, or 255,556 shares. At each of the Company's annual meetings of stockholders in the last three years, the stockholders have been asked to vote only on routine matters (i.e. electing directors and ratifying accountants) at which brokers may vote for a beneficial owner without specific instructions from a beneficial owner. In 1998, only 2.5% of the shares of Common Stock outstanding, or 62,383 shares, owned by individuals who are not Family Members voted at the annual meeting and of those stockholders not all voted in favor of the proposals; in 1997 this number was 7.5% and in 1996 the number was 10.6%. Because so few shares of stock have been voted at past annual meetings, the Board does not believe it would receive proxies from enough stockholders to obtain a two-thirds vote of the common stockholders voting separately as a class. In addition, because the number of shares held by individuals who are not Family Members is small (currently only 32 stockholders plus the 24 Family Members own greater than 1,000 shares a piece) it would require at least 154 individuals in addition to the Family Members to vote in favor of the Merger.

      Despite the absence of procedural safeguards, the Board of Directors believes that the Merger is fair to the stockholders who are not affiliates of the Company for the reasons described above and because the Company has retained an independent adviser to prepare an opinion concerning the fairness of the Merger and the Board has adopted such opinion. See "-- Opinion of Financial Adviser."


      If the holders of Common Stock and Preferred Stock do not approve and adopt the Merger Agreement, or if the Merger is not consummated for any other reason, the Board expects to continue to operate the Company as an ongoing business.

      The Board has determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and the stockholders and has approved the Merger Agreement and the Merger. Accordingly, the Board recommends that the stockholders vote "FOR" approval and adoption of the Merger Agreement and the Merger. See "-- Background of the Merger" and "-- Opinion of Financial Adviser."

             CONDUCT OF THE COMPANY'S BUSINESS AFTER THE MERGER

      Upon consummation of the Merger, the Company will continue its business and operations substantially as they are currently being conducted. It is anticipated that the Company may from time to time evaluate and review its business and make such changes as it deems appropriate. The Company does not intend to dispose of any assets of the Company other than in the ordinary course of business. Except for the Merger, and as otherwise described in this Proxy Statement, the Company has no present plans or proposals that would result in an extraordinary corporate transaction, such as a merger, reorganization, liquidation, relocation of operations, sale or transfer of assets involving the Company or any other material changes in its corporate structure or the composition of its management and has agreed not to enter into such transactions until at least one year after the Effective Time of the Merger.

                        OPINION OF FINANCIAL ADVISER


      On April 21, 1999, Gordon Associates delivered its oral opinion to the Board, which was confirmed by its written opinion to the Board, dated as of April 21, 1999, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the Merger Consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be canceled) is fair from a financial point of view to such stockholders (the "Gordon Opinion"). The full text of the written opinion of Gordon Associates, which sets forth a description of the assumptions made, factors considered and limitations on the review undertaken, is attached hereto as Appendix B and is incorporated herein by reference. The Gordon Opinion was provided to the Board for its information and is directed only to the fairness from a financial point of view of the Merger Consideration to be received in the Merger by the stockholders (other than MergerCo), does not address the merits of the underlying decision by the Board to engage in the Merger and does not constitute a recommendation to any stockholder as to how he or she should vote on the Merger or any transaction related thereto. Stockholders are urged to read the Gordon Opinion carefully in its entirety, especially with regard to the assumptions made and factors considered by Gordon Associates. The summary of the Gordon Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.


      The summary set forth below does not purport to be a complete description of the analyses underlying the Gordon Opinion or the presentation made by Gordon Associates to the Board. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Gordon Associates considered various factors, but did not attribute any particular weight to such factors. Accordingly, Gordon Associates believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all of its analyses, would create an incomplete view of the process underlying the Gordon Opinion.


      In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Gordon Associates, management, the Company and the Board. Any estimates contained in the analyses performed by Gordon Associates are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In addition, as described above, the Gordon Opinion and Gordon Associates' presentation to the Board were among several factors taken into consideration by the Board in making its determination to approve and adopt the Merger Agreement. Consequently, the Gordon Associates analyses described below should not be viewed as determinative of the decision of the Board with respect to the fairness of the Merger Consideration to be received by the stockholders (other than MergerCo).


      In arriving at its opinion, Gordon Associates, among other things: (i) reviewed the Company's consolidated annual financial statements for the five years ended September 30, 1998, unaudited condensed consolidated financial statements for the three months ended December 31, 1998 and other financial information that Gordon Associates deemed to be relevant; (ii) reviewed certain information from members of management regarding past history, current operations and future prospects for the Company; (iii) visited the Company's facility in Melrose, Massachusetts; (iv) made comparisons of the financial and operating results of the Company with other selected publicly traded companies that manufacture and distribute lawn and garden products;
(v) reviewed the trading history of the Company's shares; (vi) considered the current condition of the securities market and the economic environment in general; (vii) reviewed documents relating to a foreign arbitration award against the Company and J.C. Carter Company, Inc., a former subsidiary of the Company, among others, relating to certain cryogenic cargo pumps supplied in the 1970's and a pending lawsuit in the U.S. District Court, Central District of California, seeking payment of said award; and (viii) performed and undertook other actions and analyses that Gordon Associates deemed relevant.

      In preparing its opinion, Gordon Associates assumed the accuracy and completeness of all information supplied or otherwise made available to Gordon Associates, discussed with or reviewed by or for Gordon Associates, or publicly available, and Gordon Associates did not assume any responsibility for independently verifying such information or undertake an independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of the Company, and was not furnished with any such evaluation or appraisal.

      With respect to the financial forecast information furnished to or discussed with Gordon Associates by the Company, Gordon Associates assumed that it was reasonably prepared and reflected the best currently available estimates and judgment of management as to the expected future financial performance of the Company, including the pro forma effects of the proposed conversion of debt to the Preferred Stock.

      The Gordon Associates opinion is necessarily based upon market, economic, and other conditions as they existed and could be evaluated on, and on the information made available to Gordon Associates as of, the date of such opinion.

      The following is a brief summary of the material analyses performed by Gordon Associates in connection with the preparation of its opinion.

Historical Trading Analysis

      Gordon Associates reviewed the recent historical stock market performance of the Common Stock of the Company. This analysis indicated that the weighted average daily average price (the average of the daily high and low sales prices on the days that trading occurred) was $.24 per share for the period from January 1999 through April 14, 1999, inclusive. Gordon Associates noted that no trades of Common Stock occurred during February 1999, and that in the period from January 1999 through April 14, 1999 there were more days on which the Company's Common Stock did not trade than days on which trades were executed. On the days that the Company's Common Stock did trade, the volume of trades was minimal.

Going Concern Valuation Analysis

      Gordon Associates analyzed the Company on a going concern basis using the following methods: (i) multiple of estimated current fiscal year earnings; (ii) multiple of earnings before interest, taxes, depreciation and amortization; and (iii) capitalization of cash flow. Multiples and capitalization rates used were based on publicly available information for companies engaged in similar business activities to the Company. Gordon Associates adjusted the Company's financial results to include the effect of typical industry compensation. On a going concern basis, net of debt and/or pro forma preferred stock, Gordon Associates determined that, with or without the typical industry compensation adjustment, the Common Stock of the Company had negligible value both before the conversion of certain debt to Preferred Stock and on a pro forma basis assuming the conversion of certain debt to Preferred Stock.

Value to Hypothetical Strategic Buyer

      Gordon Associates analyzed the Company from the perspective of a hypothetical strategic buyer. In any analysis of the value of a business to a strategic buyer, certain assumptions and judgment are necessary. In the case of the Company, Gordon Associates assumed that a hypothetical strategic buyer existed and that there also existed the potential for certain cost savings associated with the consolidation of the Company's product lines and production equipment into a buyer's existing infrastructure, including cost savings from reduced rental expense and cost savings in general and administrative expense. Gordon Associates analyzed the Company's value to a hypothetical strategic buyer using the following methods: (i) multiple of pro forma earnings before interest, taxes, depreciation and amortization and
(ii) capitalization of pro forma cash flow. Multiples and capitalization rates used were based on publicly available information for companies engaged in similar business activities to the Company. Gordon Associates determined that the value of the Company to a hypothetical strategic buyer, based on the assumptions described above, net of debt and/or pro forma preferred stock, ranged from $.05 to $.15 per common share, both before the conversion of certain debt to Preferred Stock and on a pro forma basis assuming the conversion of certain debt to Preferred Stock.

      The Board retained Gordon Associates on the basis of its experience and expertise in valuing small companies. Gordon Associates is a locally based company specializing in business valuation, damage analysis and financial consulting. Among other activities, it engages in evaluating the financial terms of mergers and acquisitions and providing investment analysis to clients and advising them with respect to the purchase and sale of securities generally.

      The Company has agreed to pay Gordon Associates a fee of $27,000 plus out-of-pocket expenses for services rendered in connection with the Merger. The Company has also agreed to indemnify and hold harmless Gordon Associates and its officers, directors, employees and consultants from and against any and all liabilities arising out of its engagement except where Gordon Associates is found, pursuant to final judgment or administrative order or finding, to have acted with bad faith or material negligence.

                  MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      In the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. the following are the material United States federal income tax considerations generally applicable to stockholders in connection with the Merger. The tax treatment described herein may vary depending upon each stockholder's particular circumstances and tax position. Certain holders of Common Stock (including MergerCo, Charles J. Housman and Edward L. Housman and their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, insurance companies, tax-exempt organizations, financial institutions or broker-dealers, foreign corporations, persons who are not citizens or residents of the United States, holders who do not hold their shares as capital assets and holders who have acquired their Common Stock upon the exercise of options or otherwise as compensation) may be subject to special rules not discussed below. No ruling from the Internal Revenue Service ("IRS") will be applied for with respect to the federal income tax consequences discussed herein. The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified so as to result in federal income tax consequences different from those discussed below. This discussion does not consider the effect of any applicable foreign, state, local or other tax laws.

Federal Income Tax Consequences to Stockholders
------------------------------------------------

      The receipt of Merger Consideration for Common Stock pursuant to the Merger or cash pursuant to the exercise of appraisal rights will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. In general, a stockholder will realize a gain or loss for federal income tax purposes equal to the difference between the amount of cash received for the shares of Common Stock and such stockholder's adjusted tax basis in such shares. Such gain or loss will be long-term capital gain or loss if the Common Stock was held by the stockholder for more than one year. If a taxpayer has both long-term and short-term transactions during the year, each type is reported separately and gains and losses from each type are netted separately. The net long-term capital gain or loss for the year is then combined with the net short-term capital gain or loss for the year to arrive at an overall (net) capital gain or loss. If capital gains exceed capital losses, the overall gain is included with the taxpayer's other income but is generally subject to a maximum tax rate of 20% for sales of long-term capital assets and 35% for corporations. To determine the deductibility of capital losses, all capital gains and losses (without distinction between long-term and short-term) incurred during the year must be totaled. Any capital losses are deductible only to the extent of any capital gains plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. Thus, both net long-term capital losses and net short-term capital losses may be used to offset up to $3,000 of an individual's ordinary income. A corporation can use capital losses for a tax year only to offset capital gains in that year. There is no offset against ordinary income for a corporation. A corporation may be allowed to carry back unused capital losses to the three preceding tax years and to carry over losses to the five following tax years. Individuals and other noncorporate taxpayers may carry over a net capital loss for an unlimited time until the loss is exhausted. A capital loss that is carried over to a later tax year retains its long-term or short-term character for the year to which it is carried.

      Stockholders who receive common stock of the Surviving Corporation will not recognize gain or loss on the exchange of Common Stock for common stock of the Surviving Corporation. The basis of the common stock of the Surviving Corporation would equal the basis such Stockholder had in the Common Stock.

      EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISER AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Characterization of the Merger for Federal Income Tax Purposes
---------------------------------------------------------------

      The creation of MergerCo followed by the merger of MergerCo into the Company with certain stockholders of the Company exchanging their Common Stock for MergerCo Common Stock, with the remaining holders of Common Stock receiving cash from the Company in exchange therefor, and the conversion of the MergerCo Common Stock into the Surviving Corporation's common stock will be disregarded for federal income tax purposes. The transaction will be treated as if the Company's stockholders never transferred any of their shares to MergerCo, with the net effect that the holders of Common Stock who receive cash in exchange for their shares will be treated as if their shares had been redeemed. The Company will not realize gain or loss on the redemption.

                 INTERESTS OF CERTAIN PERSONS IN THE MERGER

      In considering the recommendation of the Board with respect to the Merger, stockholders should be aware that each member of the Board and certain executive officers of the Company has an interest, described herein, that presents him with a potential conflict of interest in connection with the Merger. The Board currently has three directors: Charles J. Housman, Edward L. Housman and Malcolm D. Finks. Both Charles J. Housman and Edward
L. Housman are executive officers of the Company, see "Management of the Company and MergerCo." The law firm of which Malcolm D. Finks is a member, provides legal advice to the Company. See "Certain Relationships and Related Transactions."


      Charles J. Housman and Edward L. Housman, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, the deceased brothers of Charles J. Housman and Edward L. Housman, who are stockholders of the Company own 56% of the outstanding shares of Common Stock (1,384,277 shares out of a total of 2,459,749 shares outstanding). The Housman Realty Trust owns 100% of the Preferred Stock. Together, these individuals and entities have the power to vote 88% of the outstanding shares of the Company. The sole trustee of the Housman Realty Trust is Malcolm D. Finks and Malcolm D. Finks, Charles J. Housman and Edward L. Housman are beneficiaries under the trust agreement. See "Security Ownership of Certain Beneficial Owners and Management." The Company anticipates that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby. Therefore, the Merger is assured without the vote of any other stockholders of the Company and does not require the approval of two-thirds of holders who are not affiliates of the Company.


      The Company has a $7,000,000 line of credit with Housman Realty Trust, a trust of which Malcolm D. Finks is the sole trustee and a beneficiary and of which Charles J. Housman and Edward L. Housman together with certain members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman are beneficiaries. On April 20, 1999, Housman Realty Trust converted $2,000,100 of the principal amount of the debt into 6,667 shares of Preferred Stock. The Preferred Stock is convertible into 6,667,000 shares of Common Stock. The Preferred Stock votes on an as converted basis with the Common Stock. See "Description of Armatron Capital Stock -- Series A Convertible Preferred Stock."

      Prior to the exchange of debt for Preferred Stock, the Company would have been considered insolvent because its liabilities exceeded its assets.
Section 45 of the MBCL provides that a stockholder to whom a corporation makes a distribution, if the corporation is, or is thereby rendered, insolvent shall be liable to the corporation for the amount of such distribution made or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent but only to the extent of the amount distributed to such stockholder. Pursuant to Section 61 of the MBCL, the directors of a corporation who vote to authorize such distribution shall be jointly and severally liable to the corporation for such distribution unless it is repaid to the corporation.

      Therefore, in order to make the Company solvent so that the distribution of cash to the stockholders in the Merger would not be subject to forfeiture, Housman Realty Trust agreed to convert a portion of its debt into Preferred Stock. The Housman Realty Trust has the power to vote 73% of the shares of capital stock of the Company.

      Immediately prior to the Merger, Charles J. Housman and Edward L. Housman together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      For a list of the names of the persons expected to be directors or executive officers of the Surviving Corporation (together with such persons' biographies), see "Management of Company and MergerCo."

      Pursuant to the Merger Agreement, for a period of six years after the Effective Time, the Surviving Corporation has agreed to indemnify officers, directors, employees and agents of the Company and its subsidiary against losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the same extent provided for in the Company's Restated Articles of Organization and Bylaws, as amended (to the extent consistent with applicable law).

               SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA


      The following table sets forth selected consolidated historical financial data of the Company for the five years ended September 30, 1998 which has been derived from, and should be read in conjunction with, the audited historical consolidated financial statements and related notes thereto of the Company. The Company's consolidated financial statements for the years ended September 30, 1998, 1997 and 1996 which have been audited by
R. J. Gold & Company, P.C., independent auditors, are incorporated by reference in this Proxy Statement from the Company's Annual Report on Form 10-K, as amended, for the year ended September 30, 1998. The selected condensed consolidated data at June 30, 1999 has been derived from, and should be read in conjunction with, the Company's unaudited condensed consolidated financial statements for the nine months ended June 30, 1999, including the notes thereto which are incorporated by reference in this Proxy Statement from the Company's quarterly report on Form 10-Q for the nine months ended June 30, 1999 and in the opinion of the Company's management contain all adjustments consisting only of normal recurring adjustments necessary to present fairly the financial position and results of operations of the Company at such date and for such period. Data for the nine months ended June 30, 1999 is not necessarily indicative of the results to be expected for the full year. Copies of such annual report and such quarterly report are being mailed to each stockholder of the Company together with this Proxy Statement.


                                                               Years Ended September 30,
                         Nine Months Ended    ------------------------------------------------------------
                           June 30, 1999       1998         1997         1996         1995         1994
                           -------------------------------------------------------------------------------
                                                 (in thousands, except per share data)

Net Sales                     $8,340          $12,885      $13,314      $13,750      $12,017      $13,286
Operating Income (Loss)       $ (286)         $    22      $  (244)     $     9      $(1,159)     $  (934)
Net Loss                      $ (593)         $  (499)     $  (286)     $  (495)     $(1,557)     $(1,212)

Earnings (Loss) Per Share
 of Common Stock:             $ (.24)         $  (.20)     $  (.12)     $  (.20)     $  (.63)     $  (.49)
                              ============================================================================

Total Assets                  $7,635          $ 7,330      $ 7,264      $ 7,475      $ 7,256      $ 9,599
                              ===========================================================================

Long-Term Obligations         $2,720          $ 4,743      $ 4,783      $ 4,715      $ 4,715      $ 5,140
                              ===========================================================================


      There were no dividends paid on Common Stock during any of the above years. Under the financing agreement with its commercial finance company, Congress Financial Corporation, the Company is restricted from paying dividends for the term of that agreement. See "Unaudited Pro Forma Condensed Consolidated Financial Data" to see how the information set forth above will be affected by the issuance of the Preferred Stock and the Merger and related transactions.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

      The following unaudited pro forma condensed consolidated financial data of the Company has been prepared to give effect to the issuance of the Preferred Stock which occurred on April 20, 1999 and the Merger and related transactions. The Company expects to treat the Merger as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be affected by the transactions. For a discussion of the Merger and related transactions, see "The Merger and the Merger Agreement."

      The pro forma adjustments presented are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated statement of continuing operations data of the Company for the year ended September 30, 1998 gives effect to the issuance of the Preferred Stock and the Merger as if they had occurred on October 1, 1997. The unaudited pro forma condensed consolidated balance sheet data as of September 30, 1998 gives effect to the issuance of the Preferred Stock and the Merger as if they had occurred on September 30, 1998.


      The unaudited pro forma condensed consolidated statement of continuing operations data of the Company for the nine months ended June 30, 1999 gives effect to the issuance of the Preferred Stock and the Merger as if they had occurred on October 1, 1998. The unaudited pro forma condensed consolidated balance sheet data of the Company as of June 30, 1999 gives effect to the issuance of the Preferred Stock and the Merger assuming that they were completed on June 30, 1999.


      The unaudited pro forma condensed consolidated financial data should be read in conjunction with the historical consolidated financial statements of the Company and notes thereto, and other financial data included elsewhere in this Proxy Statement, as well as the information concerning the Merger, including the sources and uses of funds necessary to consummate the Merger. See "Merger Financings."

      The unaudited pro forma condensed consolidated financial data and related notes are provided for informational purposes only and do not necessarily reflect the results of operations or financial position of the Company that would have actually resulted had the events referred to above or in the notes to the unaudited pro forma condensed consolidated financial data been consummated as of the date and for the period indicated and are not intended to project the Company's financial position or results of operations for any future period.

                        ARMATRON INTERNATIONAL, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations Data
                    for the year ended September 30, 1998


                                  For the Year Ended       Pro Forma          Pro Forma
                                  September 30, 1998      Adjustments    September 30, 1998
                                  ------------------      -----------    ------------------

Net sales                            $12,885,000                             $12,885,000

Cost of products sold                 10,409,000                              10,409,000
                                     ---------------------------------------------------

Gross margin                           2,476,000                               2,476,000

Selling, general and
 administrative expenses               2,418,000                               2,418,000

Provision for bad debts                   36,000                                  36,000
                                     ---------------------------------------------------

Operating profit (loss)                   22,000                                  22,000
                                     ---------------------------------------------------

Other income (expense):
  Interest expense-third parties         (30,000)                                (30,000)
  Interest expense-related parties      (478,000)            200,000(1)         (278,000)
  Interest income                         63,000             (24,000)(2)          39,000
                                     ---------------------------------------------------
Other income (expense) - net            (445,000)            176,000            (269,000)
                                     ---------------------------------------------------

Loss before income taxes                (423,000)            176,000            (247,000)
Provision for income taxes               (76,000)                                (76,000)
                                     ---------------------------------------------------
Net loss                                (499,000)            176,000            (323,000)
Preferred stock dividends                     --            (200,000)(3)        (200,000)
                                     ---------------------------------------------------
Net loss allocable to
 common stock                        $  (499,000)         $  (24,000)        $  (523,000)
                                     ===================================================

Basic and diluted earnings (loss)
 per share(4)                        $      .(20)                            $.      (06)
                                     ===================================================

Weighted average number of
 common shares outstanding             2,459,749           5,591,528(5)        8,051,277
                                     ===================================================

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of
Operations Data


                        Armatron International, Inc.

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                             OF OPERATIONS DATA
                    FOR THE YEAR ENDED SEPTEMBER 30, 1998

<F1>  Reflects the interest expense of $200,000 that would have been incurred during the year ended September 30, 1998 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to the Housman Realty Trust been completed on October 1, 1997.

<F2>  Reflects the loss of interest income of $24,000 related to cash used for Merger Consideration and Merger expenses that would have been earned during the year ended September 30, 1998 had the transactions been completed on October 1, 1997.

<F3>  Reflects the dividends on the Preferred Stock of $200,000 that would have been accrued at a rate of 10% per annum during the year ended September 30, 1998 had the conversion of the promissory note due to the Housman Realty Trust in the principal amount of $2,000,100 been completed on October 1, 1997.

<F4>  Basic earnings (loss) per share was computed by dividing net loss, after deducting Preferred Stock dividends of $200,000, by the weighted average number of shares of Common Stock outstanding during the period. Diluted earnings (loss) per share was computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period.

<F5>  Reflects the acquisition of 1,075,472 shares of Common Stock pursuant to the Merger and the Merger Agreement and a total of 6,667,000 shares of Common Stock assumed to be outstanding upon the conversion of the 6,667 shares of Preferred Stock had the transactions been completed on October 1, 1997.


                        ARMATRON INTERNATIONAL, INC.
        Unaudited Pro Forma Condensed Consolidated Balance Sheet Data
                          As of September 30, 1998


                                                                    Pro Forma
                                                  Historical       Adjustments       Pro Forma
                                                 ---------------------------------------------
      ASSETS

Current Assets:
Cash and cash equivalents                        $2,677,000      $  (455,000)(1)    $2,222,000
Trade accounts receivable, net                    1,799,000                          1,799,000
Inventories                                       2,088,000                          2,088,000
Deferred taxes                                       37,000                             37,000
Prepaid and other current assets                    141,000                            141,000
                                                 ---------------------------------------------
      Total Current Assets                        6,742,000         (455,000)        6,287,000
      Property and equipment, net                   449,000                            449,000

      Other assets                                  139,000                            139,000
                                                 ---------------------------------------------
      Total Assets                               $7,330,000      $  (455,000)       $6,875,000
                                                 =============================================

      LIABILITIES AND EQUITY (DEFICIENCY)

Current Liabilities:
Accounts payable                                 $  802,000                         $  802,000
Other current liabilities                           925,000                            925,000
Interest payable to related parties               1,395,000                          1,395,000
Current portion under capital lease obligations      21,000                             21,000
                                                 ---------------------------------------------
Total Current Liabilities                         3,143,000                          3,143,000
                                                 ---------------------------------------------

Long-term debt, related parties                   4,715,000       (2,000,000)(2)     2,715,000
                                                 ---------------------------------------------
Long-term capital lease obligations,
 net of current portion                              10,000                             10,000
                                                 ---------------------------------------------
Deferred rent, net of current portion                18,000                             18,000
                                                 ---------------------------------------------

Stockholders' Equity (Deficiency):
Common stock                                      2,606,000       (1,222,000)(3)     1,384,000
Preferred stock                                          --          667,000 (2)       667,000
Additional paid-in capital                        6,770,000        1,714,000 (4)     8,484,000
Accumulated deficit                              (9,546,000)                        (9,546,000)
                                                 ---------------------------------------------
                                                   (170,000)       1,159,000           989,000
Treasury stock, at cost                             386,000         (386,000)(5)             0
                                                 ---------------------------------------------
Total Stockholders' Equity (Deficiency):           (556,000)       1,545,000           989,000
                                                 ---------------------------------------------

Total Liabilities and Stockholders' Equity
 (Deficiency):                                   $7,330,000         (455,000)       $6,875,000
                                                 =============================================

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Data.


                        Armatron International, Inc.

  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET DATA
                            AT SEPTEMBER 30, 1998

<F1>  Reflects $291,000 paid as Merger Consideration and $164,000 of Merger expenses had the Merger been completed on September 30, 1998.

<F2>  Reflects the issuance of 6,667 shares of Preferred Stock issued in exchange for the conversion of $2,000,100 of the principal amount of a promissory note due to the Housman Realty Trust had the transaction been completed on September 30, 1998.

<F3>  Reflects the acquisition of 1,075,472 shares of Common Stock and the retirement of 146,732 shares of the Company's Common Stock held in treasury at a cost of $386,000 had the Merger been completed on September 30, 1998.

<F4>  Reflects the additional paid-in capital of $1,333,000 from the issuance of 6,667 shares of Preferred Stock issued in exchange for the conversion of $2,000,100 of the principal amount of a promissory note due to the Housman Realty Trust; a reduction of $239,000 from the retirement of 146,732 shares of Common Stock held in treasury; and the additional paid-in capital of $620,000 related to the acquisition of 1,075,472 shares of Common Stock.

<F5>  Reflects the retirement, pursuant to the Merger Agreement, of 146,732 shares of Common Stock held in treasury, at a cost of $386,000.


                        ARMATRON INTERNATIONAL, INC.
  Unaudited Pro Forma Condensed Consolidated Statement of Operations Data
                   for the nine months ended June 30, 1999


                                               For the Nine
                                               Months Ended       Pro Forma       Pro Forma
                                               June 30, 1999     Adjustments     June 30,1999
                                               ----------------------------------------------

Net sales                                        $8,340,000                       $8,340,000

Cost of products sold                             6,907,000                        6,907,000
                                                 -------------------------------------------
Gross margin                                      1,433,000                        1,433,000

Selling, general and
 administrative expenses                          1,719,000                        1,719,000
                                                 -------------------------------------------

Operating profit (loss)                            (286,000)                        (286,000)
                                                 -------------------------------------------

Other income (expense):
  Interest expense-third parties                    (20,000)                         (20,000)
  Interest expense-related parties                 (318,000)       111,000(1)       (207,000)
  Interest income                                    70,000        (18,000)(2)        52,000
                                                 -------------------------------------------
Other income (expense) - net                       (268,000)        93,000          (175,000)
                                                 -------------------------------------------

Loss before income taxes                           (554,000)        93,000          (461,000)
Provision for income taxes                                0                                0
                                                 -------------------------------------------
Net loss                                           (554,000)        93,000          (461,000)
Preferred stock dividends                           (39,000)      (111,000)(3)      (150,000)
                                                 -------------------------------------------
Net loss allocable to common stock               $ (593,000)       (18,000)       $ (611,000)
                                                 ===========================================

Basic and diluted earnings (loss)
 per share (4) of common stock                   $     (.24)                      $     (.08)
                                                 ===========================================

Weighted average number of
 common shares outstanding                        2,459,749      5,591,528(5)      8,051,277
                                                 ===========================================

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of
Operations Data

                        Armatron International, Inc.

                   NOTES TO UNAUDITED PRO FORMA CONDENSED
                  CONSOLIDATED STATEMENT OF OPERATIONS DATA
                   FOR THE NINE MONTHS ENDED JUNE 30, 1999

<F1>  Reflects the interest expense of $111,000 that would have been incurred during the nine months ended June 30, 1999 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to the Housman Realty Trust been completed on October 31, 1998.

<F2>  Reflects the loss of interest income of $18,000 related to cash used for Merger Consideration and Merger expenses that would have been earned during the nine months ended June 30, 1999 had the transactions been completed on October 31, 1998.

<F3>  Reflects the dividends on the Preferred Stock of $111,000 that would have accrued at a rate of 10% per annum, during the nine months ended June 30, 1999 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to the Housman Realty Trust been completed on October 31, 1998.

<F4>  Basic earnings (loss) per share was computed by dividing net loss, after deducting Preferred Stock dividends, by the weighted average number of shares of Common Stock outstanding during the period. Diluted earnings (loss) per share was computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period. Conversion of the preferred shares would have been anti-dilutive and, therefore, was not considered in the computation of the historical diluted earnings per share. As a result, historical diluted earnings per share for the nine months ended June 30, 1999 was not different from historical basic earnings per share.


<F5>  Reflects the acquisition of 1,075,472 shares of Common Stock pursuant to the Merger and the Merger Agreement and a total of 6,667,000 shares of Common Stock assumed to be outstanding upon conversion of the 6,667 shares of Preferred Stock had the transactions been completed on October 31, 1998.



                        ARMATRON INTERNATIONAL, INC.
        Unaudited Pro Forma Condensed Consolidated Balance Sheet Data
                             As of June 30, 1999

                                                                    Pro Forma
                                                  Historical       Adjustments        Pro Forma
                                                 ----------------------------------------------
      ASSETS

Current Assets:
Cash and cash equivalents                        $  1,037,000    $  (455,000)(1)    $    582,000
Trade accounts receivable, net                      3,059,000                          3,059,000
Inventories                                         2,723,000                          2,723,000
Deferred taxes                                         36,000                             36,000
Prepaid and other current assets                      292,000                            292,000
                                                 -----------------------------------------------
      Total Current Assets                          7,147,000       (455,000)          6,692,000
Property and equipment, net                           382,000                            382,000

Other assets                                          106,000                            106,000
                                                 -----------------------------------------------
      Total Assets                               $  7,635,000       (455,000)       $  7,180,000
                                                 ===============================================

      LIABILITIES AND EQUITY (DEFICIENCY)

Current Liabilities:
Accounts payable                                 $  1,356,000                       $  1,356,000
Other current liabilities                             941,000                            941,000
Interest payable to related parties                 1,713,000                          1,713,000
Dividends payable to related parties                   39,000                             39,000
Current portion under capital
 lease obligations                                     15,000                             15,000
                                                 -----------------------------------------------
      Total Current Liabilities                     4,064,000                          4,064,000
                                                 -----------------------------------------------

Long-term debt, related parties                     2,715,000                          2,715,000
                                                 -----------------------------------------------
Deferred rent, net of current portion                   5,000                              5,000
                                                 -----------------------------------------------

Stockholders' Equity (Deficiency):
Common stock                                        2,606,000     (1,222,000)(2)       1,384,000
Preferred stock                                       667,000                            667,000
Additional paid-in capital                          8,103,000        381,000(3)        8,484,000
Accumulated deficit                               (10,139,000)                       (10,139,000)
                                                 -----------------------------------------------
                                                    1,237,000       (841,000)            396,000
Treasury stock, at cost                              (386,000)       386,000(4)                0
                                                 -----------------------------------------------
Total Stockholders' Equity (Deficiency):              851,000       (455,000)            396,000
                                                 -----------------------------------------------

Total Liabilities and Stockholders'
 Equity (Deficiency)                             $  7,635,000       (455,000)       $  7,180,000
                                                 ===============================================

          See Notes to Unaudited Pro Forma Condensed Consolidated
                             Balance Sheet Data.


                        Armatron International, Inc.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET DATA
                             AS OF JUNE 30, 1999

<F1>  Reflects $291,000 paid as Merger Consideration and $164,000 of Merger expenses had the Merger been completed on June 30, 1999.

<F2>  Reflects the acquisition of 1,075,472 shares of Common Stock and the retirement of 146,732 shares of Common Stock held in treasury at a cost of $386,000 had the Merger been completed on June 30, 1999.

<F3>  Reflects the additional paid-in capital of $620,000 related to the acquisition of 1,075,472 shares of Common Stock, and a reduction of $239,000 from the retirement of 146,732 shares of Common Stock held in treasury had the Merger been completed on June 30, 1999.

<F4>  Reflects the retirement, pursuant to the Merger Agreement, of 146,732 shares of Common Stock held in treasury, at a cost of $386,000 had the Merger been completed on June 30, 1999.


                          PRO FORMA CAPITALIZATION

      The following table sets forth the unaudited pro forma condensed consolidated cash and equivalents and capitalization of the Company (i) at September 30, 1998, (ii) at June 30, 1999, (iii) after giving pro forma effect to the issuance of the Preferred Stock and the Merger and related transactions as if they had occurred on September 30, 1998, and (iv) after giving pro forma effect to the issuance of the Preferred Stock and the Merger and related transactions as if they had occurred on June 30, 1999. This table should be read in conjunction with "Selected Historical Consolidated Financial Data," and "Unaudited Pro Forma Condensed Consolidated Financial Data," appearing elsewhere in this Proxy Statement and the Consolidated Financial Statements (including the notes thereto) of the Company.

                                                       ACTUAL                                   PRO FORMA
                                                       ------                                   ----------
                                     September 30, 1998     June 30, 1999     September 30, 1998     June 30, 1999
                                     -------------------------------------------------------------------------------

Cash and equivalents                    $ 2,677,000          $  1,037,000          $2,222,000            $  582,000
--------------------                    ===========================================================================


Debt:
-----
Long-term debt, related parties         $ 4,715,000          $  2,715,000         $ 2,715,000          $  2,715,000
Long-term capital lease obligations          10,000                                    10,000
Deferred rent                                18,000                 5,000              18,000                 5,000
                                        ----------------------------------------------------------------------------
  Total Debt                            $ 4,743,000          $  2,720,000         $ 2,743,000          $  2,720,000
                                        ===========================================================================
Shareholders' equity (deficit):
Company common stock, including
  additional paid-in-capital            $ 9,376,000          $ 10,709,000         $ 9,868,000          $  9,868,000
Preferred stock                                   -               667,000             667,000               667,000
Retained earnings (deficit)              (9,546,000)          (10,139,000)         (9,546,000)          (10,139,000)
Treasury stock                             (386,000)             (386,000)                  0                     0
                                        ----------------------------------------------------------------------------
  Total Shareholders' equity (deficit)  $  (556,000)         $    851,000         $   989,000          $    396,000
                                        ===========================================================================

Total Capitalization                    $ 4,187,000          $  3,571,000         $ 3,732,000          $  3,116,000
====================                    ===========================================================================

                            BOOK VALUE PER SHARE
                                                   June 30,    September 30,
                                                    1999          1998
                                                    ------------------------

ACTUAL Stockholders' equity
 (deficiency) per share                             $.35         $(.23)
PRO FORMA Stockholders' equity
 (deficiency) per share                             $.05         $ .12

      Reflects the following: (i) the conversion of $2,000,100 of debt into Preferred Stock of the Company and (ii) the issuance of 6,667 shares of Preferred Stock.

                     RATIO OF EARNINGS TO FIXED CHARGES

                                        YEAR ENDED SEPTEMBER 30, 1998                                         PRO FORMA
                                        --------------------------------------------------------------------------------
                                                                                              NINE         NINE
                                                                                             MONTHS       MONTHS      YEAR
                                                                                              ENDED        ENDED      ENDED
                               1994          1995        1996        1997        1998       06/30/99    06/30/99     9/30/98
                               ---------------------------------------------------------------------------------------------

CONSOLIDATED STATEMENT
 OF OPERATIONS DATA
Income (loss) before
 income taxes                $(1,377)      $(1,557)      $(460)      $(269)      $(423)      $(554)      $(461)      $(247)
Add:
Interest on indebtedness         500           529         529         535         508         338         227         308
                             ---------------------------------------------------------------------------------------------
Income as adjusted           $  (877)      $(1,028)      $  69       $ 266       $  85       $(216)      $(234)      $  61
                             =============================================================================================
Fixed charges:
Interest on indebtedness     $   500       $   529       $ 529       $ 535       $ 508       $ 338       $ 227       $ 308
                             ---------------------------------------------------------------------------------------------
Fixed charges                $   500       $   529       $ 529       $ 535       $ 508       $ 338       $ 227       $ 308
                             =============================================================================================

Ratio of earnings to
fixed charges                   (1.8)        (1.9)         0.1         0.5         0.2        (0.6)       (1.0)        0.2
                             =============================================================================================

                        MARKET PRICES OF COMMON STOCK

      The Company's Common Stock is currently traded on the Over the Counter Bulletin Board under the symbol "ATRN." The Company went public on November 16, 1960 and its Common Stock was traded on the American Stock Exchange until February 28, 1996. On February 29, 1996, the Company began trading its shares on the Over the Counter Bulletin Board. On April 13, 1999, 5,000 shares of the Company's Common Stock traded at $.16. On April 14, 1999, the last trading day before the public announcement of the Merger and related transactions, 3,000 shares of the Common Stock of the Company were traded at $.50; this number of shares represents .12% of the outstanding shares of the Company. On that date, the reported high and low bid prices per share of Common Stock were $.50 and $.16, respectively. The next time that the Company's Common Stock traded after April 14 was on May 25, 1999 when 1,200 shares were traded at $.16. The next trade occurred on May 27 when 1,000
shares traded at $.16.   On August 2 and August 12, 1999, 100 shares and
7,000 shares, respectively, were traded at $.16.  On August 23 and August
24, 1999, 100 and 3,000 shares, respectively, were traded at $.13. On September 19, 1999, the last full trading day prior to the date of this Proxy Statement, the reported high and low bid prices per share of Common Stock were [__ and __] respectively. The number of stockholders of record at September 1, 1999 was 1,078, which number includes certain registered holders of Common Stock for approximately 1,324 number of beneficial holders.


      The following table indicates the fiscal quarterly high and low bid prices as reported in the Over the Counter Bulletin Board for the Company's common stock for fiscal 1997, fiscal 1998 and the first three quarters of fiscal 1999. These prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.


                         1999               1998               1997
                    -------------      -------------      -------------
Fiscal Quarter      High      Low      High      Low      High      Low
-----------------------------------------------------------------------

First                .31      .16       .63      .25       .75      .38
Second               .16      .16       .44      .31      2.88      .25
Third                .16      .16       .44      .38      2.25      .25
Fourth               n/a      n/a       .38      .25       .94      .31


      The Company currently intends to retain earnings rather than pay cash dividends. Under its financing agreement with its commercial finance company, Congress Financial Corporation, the Company is restricted from paying dividends for the term of the financing agreement.

                             THE SPECIAL MEETING

               MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING


      Each copy of this Proxy Statement mailed to stockholders is accompanied by a proxy card furnished in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting. The Special Meeting is scheduled to be held on October 15, 1999 at 9:00 a.m., Eastern Standard Time, at the Company's principal executive offices at 2 Main Street, Melrose, Massachusetts 02176. At the Special Meeting, stockholders will consider and vote upon: (i) the election of a Class A Director; (ii) the ratification of the selection, by the Board, of the independent auditors for the fiscal year ending September 30, 1999; (iii) the approval and adoption of the Merger Agreement and the Merger; and (iv) such other matters as may properly come before the Special Meeting.


Election of Directors
---------------------

      The Company's Bylaws provide for a Board of Directors to consist of not less than three or more than nine persons who are to be divided as nearly equally in number as possible into three classes (A, B and C). Each class of Directors is to be elected for a three-year term ending in three successive years with the members of each class to serve until the third succeeding annual meeting of stockholders after their election and until their respective successors are duly elected and qualified.

      The Board of Directors has determined that the term of one Director (the "Class A" Director) expires in 1999, and has nominated Edward L. Housman for a term to expire in January 2002 and until his successor is duly elected and qualified. Edward L. Housman currently is a "Class A" Director. The proposal requires the favorable vote of the holders of a plurality of the stockholders of record represented at the meeting.

      If a nominee is unable to serve, an event that management does not anticipate, proxies not otherwise specifying will be voted for a substitute nominee to be named by the Board of Directors. In no event will proxies be voted for more than one nominee. If no instructions are specified on your proxy, your shares will be voted FOR the election of the nominee to the Board of Directors named herein.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1,
          THE ELECTION OF EDWARD L. HOUSMAN AS A CLASS A DIRECTOR.

Ratification of Independent Auditors
------------------------------------

      The Board of Directors, upon recommendation of its Audit Committee, has selected the firm of R.J. Gold & Company, P.C. to serve as the Company's independent auditors for the fiscal year ending September 30, 1999, a service they presently perform. Although it is not required to do so, the Board of Directors is submitting the selection of R. J. Gold & Company, P.C. for ratification in order to assess the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. This proposal requires the favorable vote of at least a majority of the shares of Common Stock and Preferred Stock, voting as a single class, outstanding on the Record Date and represented at the Special Meeting.

      The Company's financial statements for the previous fiscal year ended September 30, 1998 were audited by R. J. Gold & Company, P.C. In connection with the audit function, R. J. Gold & Company, P.C. also reviewed the Company's annual report and its filings with the Commission.

      R. J. Gold & Company, P.C. provided all professional services indicated at customary rates and terms.

      The Audit Committee of the Board of Directors has established a policy regarding services, which may be provided by the Company's independent auditors. This policy states that the Company's independent auditors may be engaged by management to perform any services normally provided by accounting firms for publicly-held audit clients, provided that the independence requirements of the American Institute of Certified Public Accountants have been considered and that the fees for such non-audit services do not exceed a certain level of the fees for audit services rendered during the year. Fees for non-audit services in excess of this level would require pre-approval by the Audit Committee.

      It is expected that representatives of R. J. Gold & Company, P.C. will be present at the Special Meeting with the opportunity to make a statement if they so desire and to answer appropriate questions relating to the audit performed.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2,
           RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

Approval of Merger and Merger Agreement
---------------------------------------

      At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement between MergerCo and the Company and the Merger contemplated thereby. A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement. This proposal requires the affirmative vote of at least two-thirds of the shares of Common Stock and Preferred Stock outstanding on the Record Date.

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company with the Company continuing as the Surviving Corporation. In the Merger: (i) each outstanding share of Common Stock of the Company will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under the MBCL); (ii) each outstanding share of MergerCo Common Stock (or fraction thereof) will be converted into one share of common stock (or fraction thereof) of the Surviving Corporation; and
(iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock of the Surviving Corporation. See "The Merger and the Merger Agreement."

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their family or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      The Company expects to treat the Merger as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be affected by the transaction.

      The Board of Directors has determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and its stockholders, and has approved the Merger and the Merger Agreement. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.
See "Special Factors -- Background of the Merger" and "Special Factors -- Recommendation of the Board; Reasons for the Merger."

STOCKHOLDERS ARE REQUESTED PROMPTLY TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT AND THE MERGER.

                           RECORD DATE AND VOTING


      The Record Date for the Special Meeting is the close of business on September 1, 1999. Only holders of Common Stock and Preferred Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding and entitled to vote 2,459,749 shares of Common Stock (exclusive of 146,732 treasury shares) and 6,667 shares of Preferred Stock, held by 1,078 stockholders of record. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote, is necessary to constitute a quorum at the Special Meeting. Abstentions (including broker non-votes) are included in the calculation of the number of votes represented at a meeting for purposes of determining whether a quorum has been achieved. Each stockholder will have one vote for each share of Common Stock and 1,000 votes for each share of Preferred Stock held at the close of business on the Record Date. To the knowledge of the Board of Directors, no person other than those identified below under "Security Ownership of Certain Beneficial Owners and Management -- Pre-Merger Beneficial Ownership" owns of record or beneficially more than five percent of the outstanding shares of capital stock of the Company.


      The Board is not aware of any matters other than those set forth in the Notice of Special Meeting of Stockholders that may be brought before the Special Meeting. If any other matter properly comes before the Special Meeting, the persons named as proxy holders on your proxy will vote your shares with respect to any such other matter in accordance with their best judgment, except that shares represented by proxies which have been voted "against" the Merger Agreement and the Merger will not be used to vote "for" postponement or adjournment of the Special Meeting for the purpose of allowing additional time for soliciting additional votes "for" the Merger Agreement and the Merger. See "Vote Required; Revocability of Proxies" and "Other Information and Stockholder Proposals."

                   VOTE REQUIRED; REVOCABILITY OF PROXIES

      Of the proposals stated in the accompanying Notice of Special Meeting of Stockholders: approval of proposal 1, the election of the Class A Director, will require the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock outstanding on the Record Date and represented at the Special Meeting; approval of proposal 2, the ratification of the independent auditors, will require the affirmative vote of at least a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date voting together as a single class and represented at the Special Meeting; and approval of proposal 3, the approval and adoption of the Merger Agreement and the Merger, will require the affirmative vote of at least two-thirds of the shares of Common Stock and Preferred Stock outstanding on the Record Date voting together as a single class.


      Charles J. Housman and Edward L. Housman, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who are stockholders of the Company, own 56% of the outstanding shares of Common Stock (1,384,277 shares out of the 2,459,749 shares currently outstanding). The Housman Realty Trust owns 100% of the outstanding shares of Preferred Stock of the Company. Together, these individuals and entities have the power to vote 88% of the shares outstanding of the Company. The Company anticipates that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby. Therefore, the Merger is assured without the vote of any other stockholders of the Company. The Merger does not require the approval of two-thirds of holders who are not affiliates of the Company.


      Because the required vote of stockholders on the Merger Agreement and the Merger is based upon the total number of outstanding shares of Common Stock and Preferred Stock, the failure to submit a proxy card (or to vote in person at the Special Meeting) or the abstention from voting by a stockholder (including broker non-votes) will have the same effect as an "against" vote with respect to approval and adoption of the Merger Agreement and the Merger. With respect to the other matters to be voted upon at the Special Meeting, abstentions will be treated as votes "against" the proposals and non-votes will have no effect on the vote.

      Proxies delivered to the Company's Clerk will be voted (unless you otherwise instruct) on all matters that may properly come before the meeting, except as set forth above. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted. If you specify instructions with respect to any of the proposals, your shares will be voted in accordance with your instructions, applicable law and the Company's Restated Articles of Organization and Bylaws. Proxies delivered to the Company's Clerk that do not contain any instruction to vote for or against a particular matter will be voted in favor of such matter.

      The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to the Clerk of the Company, 2 Main Street, Melrose, Massachusetts 02176, a written notice of revocation prior to the Special Meeting, (ii) delivering prior to the Special Meeting a duly executed proxy bearing a later date or (iii) attending the Special Meeting and voting in person. Unless revoked in one of the manners set forth above, proxies in the form enclosed will be voted at the Special Meeting in accordance with stockholders' instructions.

      If a quorum is not obtained, or if fewer shares of Common Stock and Preferred Stock are voted in favor of approval and adoption of the Merger Agreement and the Merger than the number required for approval, it is expected that the Special Meeting will be postponed or adjourned for the purpose of allowing additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Special Meeting, except for any proxies which have theretofore effectively been revoked or withdrawn.

                           SOLICITATION OF PROXIES

      The cost of solicitation will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or FAX machine by the Company's regular employees. Such persons will not be additionally compensated for any such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to, and to obtain proxies from, the beneficial owners of shares held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The following sets forth the ages, principal occupation and present position of each of the Directors of the Company.

    Director
    --------

EDWARD L. HOUSMAN      Age 77, Class A Director, principal occupation:
                       President of Automatic Radio International Corp.
                       since 1969 (a wholly-owned subsidiary of the Company which deals with the international sales of the Company's products). Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years, and has served as a Director of the Company continuously since 1959. Mr. Housman is the brother of Charles J. Housman, the President and Chairman of the Company.


CHARLES J. HOUSMAN     Age 72, Class B Director, principal occupation:
                       President and Chairman of the Board of Armatron since
                       1987. Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years and has served as a Director continuously since 1960. Mr. Housman is the brother of Edward L. Housman, the Class A Director of the
                       Company.


MALCOLM D. FINKS       Age 60, Class C Director, principal occupation:
                       member of the law firm of Bass, Doherty & Finks, P.C., Boston, Massachusetts since April 1, 1999 and a member of the law firm of Englander, Finks, Ross, Cohen & Brander, P.C., Boston, Massachusetts from
                       1970 until 1999. On July 7, 1998 Mr. Finks was appointed to the Board of Directors upon the death of Mr. Englander, the former Class C Director. Mr.
                       Finks was also elected Clerk of the Company in July
                       1998.  Mr. Finks is the sole member of the Company's
                       Audit Committee.

      The Board of Directors of the Company is divided into three classes. Each director serves for a three-year term, with one class of directors being elected at each annual meeting of stockholders. The term of the Class A Director expires in 1999, the term of the Class B Director expires in 2001 and the term of the Class C Director expires in 2000.

      Audit Committee.   During the past year, the Audit Committee was
composed of Malcolm D. Finks, a Director who was not an employee of the Company. The Audit Committee met once during the year. The duties of the Audit Committee are to review and approve the scope of the annual audit of financial statements by the independent auditors prior to public release of the annual financial statements; consult with the independent auditors and the accounting staff of the Company with respect to the adequacy of internal controls; and make a recommendation to the Board as to which public accounting firm should be engaged as independent auditors for the forthcoming year. The Audit Committee also has the authority to review any other financial matters that it deems appropriate to its function and to report its findings to the Board.

      Nominating Committee.   The Company does not have a Nominating
Committee. The Board of Directors will consider recommendations that are submitted to it by shareholders received within one year prior to the date a vacancy is to be filled. In order for a recommendation by a shareholder to be considered, it must meet the following requirements: (1) the shareholder making the recommendation must be a registered shareholder of record; (2) the recommendation must be submitted in writing; (3) the recommendation must include a description of the nominees, including the person's qualifications to serve as a Director; and (4) the recommendation must include a statement indicating the nominee's willingness to serve.

      Meetings.   The Board of Directors met four times in fiscal 1998 and
all Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they serve.

                     THE MERGER AND THE MERGER AGREEMENT

      The following is a summary of material terms of the Merger and the Merger Agreement, a copy of which is attached hereto as Appendix A and incorporated by reference herein. All references to and summaries of the Merger Agreement in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement. Stockholders are urged to read the Merger Agreement carefully and in its entirety.

                            MERGER CONSIDERATION

      Subject to certain provisions as described herein with respect to shares of Common Stock owned by the Company and MergerCo, and with respect to Dissenting Shares, at the Effective Time each issued and outstanding share of Common Stock will be converted into the right to receive from the Company following the Merger $.27 in cash.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Any shares of Common Stock held by MergerCo or held in the Company's treasury will automatically be canceled at the Effective Time and will cease to exist and no Merger Consideration will be delivered in exchange therefor.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contribute their shares of Common Stock to MergerCo will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

                        EFFECTIVE TIME OF THE MERGER


       The Merger will become effective upon the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts or such later date as is specified in such Articles of Merger. The filing of the Articles of Merger will occur as soon as practicable on or after the satisfaction or waiver of the conditions to the Merger specified in the Merger Agreement unless another date is agreed to by the Company and MergerCo. The Company anticipates closing the Merger transaction as soon as possible after the vote of the stockholders and within one week of the stockholders meeting. Subject to certain limitations, the Merger Agreement may be terminated by either MergerCo or the Company. See "-- Conditions to the Merger" and "-- Termination."


                            CONVERSION OF SHARES

      The conversion of shares of Common Stock (other than Dissenting Shares) into the Merger Consideration will occur at the Effective Time. As soon as practicable after the Effective Time, the Company will mail to each holder of an outstanding certificate or certificates at such time which prior thereto represented shares of Common Stock, a check representing the Merger Consideration. After the Effective Time, there will be no further transfer on the records of the Company of certificates representing shares of Common Stock which have been converted, in whole or in part, pursuant to the Merger Agreement into the right to receive cash. Each certificate for shares for Common Stock will be deemed at any time after the Effective Time to represent only the right to receive the consideration contemplated by the Merger Agreement. No interest will be paid or will accrue on any cash payable as consideration in the Merger.

                            ACCOUNTING TREATMENT

      It is intended that the Merger will be treated as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be impacted by the transaction.

                       REPRESENTATIONS AND WARRANTIES

      The Merger Agreement contains customary representations and warranties of the Company with respect to the Company and its subsidiary relating to, among other things: (a) organization, standing and similar corporate matters; (b) the authorization, execution, delivery, performance and enforceability of the Merger Agreement; (c) the Company's capital structure;
(d) documents filed by the Company with the Commission and the accuracy of information contained therein; (e) the absence of any violation, breach, termination, acceleration or default (i) under certain agreements to which the Company is a party, (ii) under the Restated Articles of Organization or Bylaws, as amended, of the Company or (iii) under any federal, state, local or foreign order, writ, injunction, judgment, award, decree, statue, law, rule or regulation applicable to the Company; (f) the absence of the need for governmental approvals and consents in connection with the Merger Agreement; (g) the accuracy of information supplied by the Company in connection with this Proxy Statement and any related schedules; (h) the absence of certain changes or events since September 30, 1998, including material adverse changes with respect to the Company; (i) the absence of undisclosed liabilities; (j) pending or threatened material litigation, certain labor matters and compliance with applicable laws; (k) benefit plans and other matters relating to the Employee Retirement Income Security Act of 1974, as amended, and employment matters; (l) title to owned personal property and valid leasehold and subleasehold interests in leased real or personal property; (m) filing of tax returns and payment of taxes; (n) environmental matters; (o) insurance matters; (p) receipt of an opinion of the Company's financial adviser; (q) brokers' fees and expenses; (r) ownership of or rights to use Company intellectual property; (s) material contracts; (t) takeover statutes and (u) the accuracy of information provided to MergerCo.

      The Merger Agreement also contains customary representations and warranties of MergerCo relating to, among other things: (a) organization, standing and similar corporate matters; (b) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (c) the accuracy of information supplied by MergerCo in connection with this Proxy Statement and any related schedules; (d) the absence of the need for governmental approvals and consents in connection with the Merger Agreement; (e) brokers' fees and expenses; and (f) the business of MergerCo outside the consummation of the transactions contemplated by the Merger Agreement.

                   CONDUCT OF BUSINESS PENDING THE MERGER

      Pursuant to the Merger Agreement, the Company made various customary covenants relating to the conduct of its business prior to the Merger. The Company has agreed that, prior to the Effective Time, unless MergerCo agrees otherwise in writing, as required by the Merger Agreement or applicable law or as required by a material contract, it will conduct its business and will cause its subsidiary to conduct its business in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, will use all reasonable efforts to preserve substantially intact its business organization, and preserve its relationships with customers, suppliers, employees and creditors. In the Merger Agreement, the Company has further agreed, among other things, that prior to the Effective Time it will not and it will cause its subsidiary to not: (a) amend its charter or bylaws or similar organizational documents;
(b) issue, sell, grant, transfer, pledge, dispose of or encumber any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock in the Company or its subsidiary; (c) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of any assets of the Company or its subsidiary (except in the ordinary course of business consistent with past practice); (d) declare, set aside, make or pay any dividend or other distribution in respect of any of its capital stock; (e) purchase, repurchase, redeem or otherwise acquire, any of its securities or any securities of its subsidiary; (f) acquire any corporation, partnership or other business organization or division or any equity interest therein; (g) incur any long-term indebtedness or any short-term indebtedness other than under lines of credit existing on May 7, 1999 (except in certain limited circumstances in the ordinary course of business, consistent with past practice); (h) enter into or amend any material contract or agreement that provides for the exclusive arrangement with a third party that is substantially more restrictive on the Company or its subsidiary or substantially less advantageous to the Company or its subsidiary than arrangements existing as of May 7, 1999; (i) increase the compensation payable or to become payable to its officers or management employees except for increases in salary or wages consistent with past practice; (j) adopt, enter into, or amend or increase, accelerate the payment or vesting of, the amounts, benefits or rights under any severance, termination, bonus, profit sharing, deferred compensation, stock option, or other equity based or other material employee compensation or benefit plan; (k) except as may be required as a result of a change in generally accepted accounting principles, take any action to change accounting policies or procedures; (l) make any material tax election inconsistent with past practice or settle or compromise or amend any material federal, state, local or foreign tax liability; or (m) take, or agree in writing or otherwise to take, any of the actions described in this paragraph, or any action which would make any of the representations or warranties of the Company contained in the Merger Agreement untrue or incorrect or prevent the Company from performing or cause the Company not to perform its covenants thereunder.

     COOPERATION AND BEST EFFORTS; CONDUCT OF BUSINESS AFTER THE MERGER

      Pursuant to the Merger Agreement and subject to certain conditions and limitations described therein, the parties have agreed to cooperate with each other and use their respective reasonable best efforts to take certain specified and other actions so that the transactions contemplated by the Merger Agreement may be consummated as soon as practicable. The parties have also agreed that until one year after the Effective Time of the Merger, the Surviving Corporation shall not be a party to any merger, reorganization, liquidation, relocation of operations, sale or transfer of assets not in the ordinary course of business, or any other material changes in its corporate structure.

                               INDEMNIFICATION

      The Merger Agreement provides that the Articles of Organization and Bylaws of the Surviving Corporation will contain the provisions with respect to indemnification set forth in the Restated Articles of Organization and Bylaws, as amended, of the Company on the date of the Merger Agreement, which provisions may not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who on or prior to the Effective Time were directors, officers, employees or agents of the Company, unless such modification is required by law.

      The Merger Agreement also provides that after the Effective Time, the Surviving Corporation will indemnify and hold harmless each present and former director, officer or employee of the Company and its subsidiary against any expenses, losses, claims, damages or liabilities, arising out of acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in the Company's Restated Articles of Organization or Bylaws, as amended, or any applicable contract or agreement as in effect on the date of the Merger Agreement, in each case for a period of six years after the date of the Merger Agreement.

                          CONDITIONS TO THE MERGER

      All Parties.   Pursuant to the Merger Agreement, the respective
obligations of each party to effect the merger are subject to the satisfaction or waiver of the following conditions at or prior to the Effective Time: (i) no statute, rule, order, decree, regulation temporary restraining order, preliminary or permanent injunction or other order having been enacted, entered, promulgated, enforced or issued by any court or governmental authority of competent jurisdiction or otherwise being in effect which prohibits, restrains, enjoins or restricts the consummation of the Merger; and (ii) all authorizations, consents and approvals required to be obtained prior to consummation of the Merger shall have been obtained, except for such authorizations, consents and approvals the failure of which to be obtained would not have a material adverse effect on the Company.

      MergerCo.   MergerCo's obligation to effect the Merger is further
subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of the Company contained in the Merger Agreement being true and correct in all material respects at and as of the Effective Time (except for changes contemplated by the Merger Agreement and except to the extent such representations and warranties speak as of an earlier date); (ii) the Company having performed or complied in all material respects with all agreements and covenants required to be complied with by it under the Merger Agreement at or prior to the Effective Time; (iii) holders of no more than 10% of the outstanding shares of the Common Stock having perfected their dissenters' rights in accordance with Sections 85-95 of the MBCL; and (iv) there being no material adverse effect on the business, assets, condition (financial or other) or results of operations of the Company since September 30, 1998.

      The Company.   The obligation of the Company to effect the Merger is
further subject to the representations and warranties of MergerCo set forth in the Merger Agreement being true and correct in all material respects as of the Effective Time (except for changes contemplated by the Merger Agreement and except to the extent such representations and warranties speak as of an earlier date), and MergerCo having performed all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time.

                                 TERMINATION


      The Merger Agreement may be terminated and the Merger abandoned prior to the Effective Time: (i) upon the mutual consent of the Company and MergerCo;
(ii) by either the Company or MergerCo, if the Merger is not completed by September 30, 1999 (provided that this right to terminate shall not be available to a party whose failure to fulfill any obligation under the Merger Agreement has been the cause of such delay); (iii) by either the Company or MergerCo if a court or other governmental body has issued a nonappealable final statute, order, decree or regulation permanently restraining, enjoining or otherwise legally prohibiting the Merger; (iv) by either the Company or MergerCo, if the holders of at least two-thirds of the Common Stock and Preferred Stock entitled to vote fail to approve and adopt the Merger Agreement and the Merger; (v) by MergerCo, if the Board of Directors of the Company withdraws or modifies its recommendation of the Merger Agreement or the Merger in a manner adverse to MergerCo; or (vi) by either the Company or MergerCo, upon 15 days' prior written notice, if the other party breaches or fails to comply with any of its material representations or warranties or obligations under the Merger Agreement such that the conditions to the obligations of the terminating party would be incapable of being satisfied by the Effective Time of the Merger.


                              AMENDMENT; WAIVER

      The Merger Agreement provides that it may be amended only by written agreement of both the Company and MergerCo at any time prior to the Effective Time; provided, however, that, after the stockholders have approved the Merger Agreement and the Merger at the Special Meeting, no such amendment is permitted which materially adversely affects the rights of the stockholders, without first obtaining further approval of the stockholders. The Merger Agreement further provides that, at any time prior to the Effective Time, the parties to the Merger Agreement, by action taken or authorized by their respective Boards of Directors, may, by written agreement signed by the party to be bound, (i) extend the time for the performance of any of the obligations or other acts of the other party thereto, (ii) waive any inaccuracies in the representations and warranties of any other party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement or (iii) waive compliance by any other party with any of the conditions and agreements contained in the Merger Agreement.

                        DESCRIPTION OF CAPITAL STOCK

      The Company is currently authorized by its Restated Articles of Organization to issue an aggregate of 6,000,000 shares of Common Stock and 100,000 shares of preferred stock. By the terms of the Restated Articles of Organization, the Board has the authority to establish one or more series of preferred stock and, with respect to such series, to fix the terms of such series.

                           ARMATRON CAPITAL STOCK

Common Stock
------------

      The following is a summary of certain of the rights and privileges pertaining to the Common Stock.

Voting Rights

      Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Approval of matters brought before the stockholders requires the affirmative vote of a majority of shares present and entitled to vote, except where a greater or lesser voting percentage may otherwise be required by law or the Restated Articles of Organization. The Restated Articles of Organization require either the affirmative vote of at least two-thirds of the outstanding voting shares of the Company or the affirmative vote of at least 80% of the voting shares of the Company, depending upon the vote of the directors of the Company, to approve certain business combinations or other transactions which would effect a change of ownership or control of the Company.

      The directors of the Company are classified into three staggered classes. Directors may only be removed for cause and such removal, increase in the size of the Board and filling of vacancies on the Board may be made only by the affirmative vote of at least 80% of the directors then in office or the affirmative vote of the holders of at least 80% of the outstanding voting shares of the Company.

Dividend Rights

      Holders of Common Stock are entitled to participate in dividends as and when declared by the Board out of funds legally available therefor.

Liquidation Rights

      Subject to the rights of creditors and holders of preferred stock, holders of Common Stock are entitled to share ratably in a distribution of assets of the Company upon any liquidation, dissolution or winding up of the Company.

Series A Convertible Preferred Stock
------------------------------------

      Pursuant to the Company's Restated Articles of Organization, the Board created the Preferred Stock on April 20, 1999. The following is a summary of certain of the rights and privileges pertaining to the Preferred Stock.

Voting Rights

      In addition to any voting rights required by law, holders of Preferred Stock are entitled to 1,000 votes (subject to adjustment) per share on all matters submitted to a vote of stockholders. The holders of shares of Preferred Stock and the holders of Common Stock shall vote together as one class on all matters except as otherwise required by law or in the Restated Articles of Organization. As long as any shares of Preferred Stock are outstanding, the Company may not: (i) increase or decrease the number of shares of Preferred Stock authorized; (ii) reclassify, authorize or issue any shares of preferred stock or other convertible securities having any rights, preferences or privileges superior to or on parity with the Preferred Stock; (iii) pay a dividend or other distribution on or repurchase or acquire any Common Stock, directly or indirectly; or (iv) liquidate, sell, consolidate or merge the Company without first obtaining the affirmative vote or written consent of the holders of 66 2/3% of the outstanding Preferred Stock, with certain exceptions. The terms of Preferred Stock may be amended with the consent of the holders of 66 2/3% of the outstanding shares of Preferred Stock.

Dividend Rights

      Holders of Preferred Stock are entitled to receive, out of funds legally available therefor, quarterly dividends payable in cash on the last day of March, June, September and December (the "Quarterly Dividend Payment Date"), at the rate of 10% per annum multiplied by $2,000,100. Dividends shall accrue and compound on a daily basis and be cumulative on outstanding shares of Preferred Stock from the date of issuance of the Preferred Stock.

Liquidation Rights

      Upon any voluntary liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of any shares of stock ranking junior to the Preferred Stock unless, prior to such distribution, the holders of Preferred Stock shall have received an amount equal to $300 plus all accrued and unpaid dividends and distributions thereon.

Conversion Rights

      Each share of Preferred Stock shall be convertible, at the option of the holder thereof at any time. Each share of Preferred Stock shall be converted automatically in the event of (i) the conversion of 75% of all outstanding shares of Preferred Stock into Common Stock or (ii) the closing of a firm commitment underwritten public offering. Each share of Preferred Stock will be converted into 1,000 shares of Common Stock, subject to adjustment upon certain events.

Antidilution Adjustments

      The number of shares of Common Stock into which the Preferred Stock shall be convertible shall be adjusted pursuant to a weighted average basis in the event of a dilutive issuance of Common Stock.

                   CAPITAL STOCK OF SURVIVING CORPORATION

      The Surviving Corporation will be authorized by its Articles of Organization to issue an aggregate of 190,000 shares of common stock, par value $.01 per share, and 10,000 shares of preferred stock, par value $.01 per share. By the terms of the Articles of Organization, the Board has the authority to establish one or more series of preferred stock and, with respect to such series, to fix the terms of such series.

Common Stock
------------

      The following is a summary of certain of the rights and privileges pertaining to the common stock of the Surviving Corporation.

Voting Rights

      Holders of common stock of the Surviving Corporation are entitled to one vote per share on all matters submitted to a vote of stockholders. Approval of matters brought before the stockholders requires the affirmative vote of a majority of shares present and entitled to vote, except where a greater or lesser voting percentage may otherwise be required by law or the Articles of Organization.

Dividend Rights

      Holders of common stock of the Surviving Corporation are entitled to participate in dividends as and when declared by the Board of Directors of the Surviving Corporation out of funds legally available therefor.

Liquidation Rights

      Subject to the rights of creditors and holders of preferred stock of the Surviving Corporation, holders of common stock of the Surviving Corporation are entitled to share ratably in a distribution of assets of the Surviving Corporation upon any liquidation, dissolution or winding up of the Surviving Corporation.

Series A Convertible Preferred Stock
------------------------------------

      The following is a summary of certain of the rights and privileges pertaining to the Series A Preferred Stock of the Surviving Corporation.

Voting Rights

      In addition to any voting rights required by law, holders of Series A Preferred Stock of the Surviving Corporation are entitled to 10 votes (subject to adjustment) per share on all matters submitted to a vote of stockholders. The holders of shares of Series A Preferred Stock of the Surviving Corporation and the holders of common stock of the Surviving Corporation shall vote together as one class on all matters except as otherwise required by law or in the Articles of Organization. As long as any shares of Series A Preferred Stock of the Surviving Corporation are outstanding, the Company may not: (i) increase or decrease the number of shares of Series A Preferred Stock of the Surviving Corporation authorized;
(ii) reclassify, authorize or issue any shares of preferred stock or other convertible securities having any rights, preferences or privileges superior to or on parity with the Series A Preferred Stock of the Surviving Corporation; (iii) pay a dividend or other distribution on or repurchase or acquire any common stock, directly or indirectly; or (iv) liquidate, sell, consolidate or merge the Surviving Corporation without first obtaining the affirmative vote or written consent of the holders of 66 2/3% of the outstanding Series A Preferred Stock of the Surviving Corporation, with certain exceptions. The terms of the Series A Preferred Stock of the Surviving Corporation may be amended with the consent of the holders of 66 2/3% of the outstanding shares of Series A Preferred Stock of the Surviving Corporation.

Dividend Rights

      Holders of Series A Preferred Stock of the Surviving Corporation are entitled to receive, out of funds legally available therefor, quarterly dividends payable in cash on the last day of March, June, September and December (the "Quarterly Dividend Payment Date"), at the rate of 10% per annum multiplied by $2,000,100. Dividends shall accrue and compound on a daily basis and be cumulative on outstanding shares of Series A Preferred Stock of the Surviving Corporation from the date of issuance of the Series A Preferred Stock of the Surviving Corporation.

Liquidation Rights

      Upon any voluntary liquidation, dissolution, or winding up of the Surviving Corporation, no distribution shall be made to the holders of any shares of stock ranking junior to the Series A Preferred Stock of the Surviving Corporation unless, prior to such distribution, the holders of Series A Preferred Stock of the Surviving Corporation shall have received an amount equal to $300 plus all accrued and unpaid dividends and distributions thereon.

Conversion Rights

      Each share of Series A Preferred Stock of the Surviving Corporation shall be convertible, at the option of the holder thereof at any time. Each share of Series A Preferred Stock of the Surviving Corporation shall be converted automatically in the event of (i) the conversion of 75% of all outstanding shares of Series A Preferred Stock of the Surviving Corporation into common stock or (ii) the closing of a firm commitment underwritten public offering. Each share of Series A Preferred Stock of the Surviving Corporation will be converted into 10 shares of common stock, subject to adjustment upon certain events.

Antidilution Adjustments

      The number of shares of common stock of the Surviving Corporation into which the Series A Preferred Stock of the Surviving Corporation shall be convertible shall be adjusted pursuant to a weighted average basis in the event of a dilutive issuance of common stock of the Surviving Corporation.


                            REGULATORY APPROVALS

      The Company knows of no federal or state regulatory requirements that must be complied with or approvals that must be obtained in order to consummate the Merger, other than the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts.

                   MANAGEMENT OF THE COMPANY AND MERGERCO

      The following sets forth the ages, principal occupation, present position, addresses and citizenship of each of the directors and executive officers of the Company.

EDWARD L. HOUSMAN      Age 77, Class A Director, principal occupation:
                       President of Automatic Radio International Corp.
                       since 1969 (a wholly-owned subsidiary of the Company which deals with the international sales of the Company's products). Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years, and has served as a Director of Armatron International, Inc. continuously since
                       1959.  Mr. Housman is the brother of Charles J.
                       Housman, the President and Chairman of the Company.
                       Mr. Housman is a U.S. citizen whose business address is Armatron International, Inc., 2 Main Street,
                       Melrose, MA 02176.


CHARLES J. HOUSMAN     Age 72, Class B Director, principal occupation:
                       President and Chairman of the Board of Armatron
                       International, Inc. since 1987. Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years and has served as a Director of Armatron International, Inc. continuously since 1960. Mr. Housman is the brother of Edward L.
                       Housman, the Class A Director of the Company.  Mr.
                       Housman is a U.S. citizen whose business address is Armatron International, Inc., 2 Main Street, Melrose,
                       MA 02176.


MALCOLM D. FINKS       Age 60, Class C Director, principal occupation:
                       member of the law firm of Bass, Doherty & Finks P.C., Boston, Massachusetts, since April 1, 1999 and a member of the law firm of Englander, Finks, Ross, Cohen & Brander, P.C., Boston, Massachusetts from
                       1970 until March 31, 1999.  On July 7, 1998 Mr.
                       Finks was appointed to the Board upon the death of Mr. Englander, the former Class C Director. Mr.
                       Finks was also elected Clerk of the Company in July
                       1998.  Mr. Finks is the sole member of the Company's
                       Audit Committee. Mr. Finks is a U.S. citizen whose business address is Bass, Doherty & Finks P.C., 40
                       Soldiers Field Place, Boston, MA 02135.

SAL DeYOREO            Age 73, joined Armatron in 1972 and has served as
                       Vice President of the Company since 1976.  Mr.
                       DeYoreo is responsible for the marketing, sales, engineering and product development of the Flowtron
                       Outdoor Products Division.  Mr. DeYoreo is a U.S.
                       citizen whose business address is Armatron
                       International, Inc., 2 Main Street, Melrose, MA
                       02176.

      The following sets forth the present position of each of the Directors and executive officers of the MergerCo.

           EDWARD L. HOUSMAN      Director

           CHARLES J. HOUSMAN     Director, President and Treasurer

           MALCOLM D. FINKS       Director and Clerk

      The Surviving Corporation will have the same executive officers and Board of Directors as the Company except that the Board of Directors shall not be classified.

                           EXECUTIVE COMPENSATION

                         SUMMARY COMPENSATION TABLE

      The following table sets forth all cash compensation paid or accrued by the Company to each of its three most highly compensated executive officers (the "Named Executive Officers") for services rendered during the last three fiscal years:

                             Annual Compensation
                             -------------------
Name and                                                 All Other
Principal Position            Year         Salary($)   Compensation($) (1)
--------------------------------------------------------------------------

Charles J. Housman            1998         $    -0-         $7,961
CEO                           1997         $    -0-         $7,382
                              1996         $    -0-         $7,112

Sal DeYoreo(1)                1998         $107,363         $  -0-
Vice President                1997         $105,000         $  -0-
                              1996         $105,000         $  -0-

Edward L. Housman             1998         $    -0-         $7,952
President, Automatic Radio    1997         $    -0-         $7,382
International Corp.           1996         $    -0-         $7,112

<F1>  Other compensation consists of automobile allowances, as well as medical and dental benefits. The Company provides medical and dental benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Commission relating to executive compensation, did not exceed the lesser of $50,000 or 10% of salary for fiscal 1998.

                       STOCK OPTIONS AND RELATED SARS

      The following table sets forth the number of stock options and related SARs held by the Named Executive Officers at September 30, 1998 and sets forth information about the number of shares issued upon option exercises by the Named Executive Officers during fiscal 1998:

                               Shares Acquired on        Value            Number of Securities Underlying
     Name                       Exercise (#)           Realized ($)      Unexercised Options at FY-End (#)
     -----------------------------------------------------------------------------------------------------
                                                                          Exercisable      Unexercisable

                                                                          -----------------------------
Charles J. Housman                  ---                    ---                  ---                ---
Sal DeYoreo(1)                      ---                    ---                7,500                ---
Edward L. Housman                   ---                    ---                  ---                ---

<F1>  None of the options held by Mr. DeYoreo were in-the-money as of
      September 30, 1998 and the options expired unexercised on April 19, 1999.

      The Company's 1981 Non-Qualified Stock Option Plan which terminated on December 1, 1990, provided for the granting of options to purchase the Company's Common Stock and related stock appreciation rights (SARs) to the salaried officers and other employees of the Company. No option or stock appreciation rights were granted after the plan terminated. For the period October 1, 1997 to September 30, 1998, no stock options were granted or exercised. The Company no longer has any options or other derivative securities outstanding.

                                BENEFIT PLANS

Armatron Executive Retirement Plan
----------------------------------

      The Armatron Executive Retirement Plan ("Retirement Plan") provides for the payment of retirement benefits to certain senior executives of the Company. Under the Retirement Plan, upon reaching age 65, an eligible employee will receive an annual retirement benefit payment in an amount equal to 1-1/2% of his final average compensation multiplied by the number of years of benefit service (not to exceed thirty years) minus 1-2/3% of his primary Social Security benefit, multiplied by the number of years of benefit service (not to exceed thirty years). Final average compensation is defined in the Retirement Plan as the average of the five highest calendar years of salary during the ten years preceding retirement. Years of benefit service include all years and months of service completed with the Company after October 1, 1983. Payments under the Retirement Plan will be made during the life of the eligible employee, provided that a minimum of ten years of payments shall be made during the life of the eligible employee or, in the event the employee dies, to a designated beneficiary. In the event an employee terminates his employment prior to reaching age 65, he will be entitled to receive payments under the Retirement Plan at age 65 if he has completed ten years of vesting service. Vesting service is defined as all years and months of service completed with the Company after September 30, 1978. As of March 1, 1994 the Executive Retirement Plan was temporarily suspended. As of September 30, 1998 no date has been established for removing the suspension.

      The following table shows the estimated annual benefits payable under the Retirement Plan to persons in specified average compensation and years of service classifications. The amounts shown have not been reduced to reflect the offset amounts based upon primary Social Security benefits. Average compensation for purposes of computing benefits under the Retirement Plan, age, years of benefit service and years of vesting service as of September 30, 1998, for the three officers named in the compensation table are as follows: Charles J. Housman-$115,000, age 71, 10 years and 15 years; Sal DeYoreo-$106,000, age 73, 10 years and 15 years; and Edward L. Housman- $96,000, age 77, 10 years and 15 years.


      Years of
      Benefit                     Average Compensation
                                  --------------------
      Service     $75,000       $100,000      $125,000      $150,000
      --------------------------------------------------------------

      5           $ 5,625       $  7,500      $  9,375      $ 11,250
     10            11,250         15,000        18,750        22,500
     15            16,875         22,500        28,125        33,750
     20            22,500         30,000        37,500        45,000
     30 & over     33,750         45,000        56,250        67,500

Armatron International, Inc. Dreyfus 401(k) Profit Sharing Plan
---------------------------------------------------------------

      On July 1, 1989, the Company established a 401(k) Profit Sharing Plan and Trust (the "Profit Sharing Plan"), which plan qualifies under Section 401(k) of the Internal Revenue Code for favorable tax treatment as long as the Profit Sharing Plan annually meets a special, non-discrimination test. This test is designed to assure a fair mix of contributions among employees at all income levels. In November 1994 the Company changed the plan name to and adopted the Armatron International, Inc./Dreyfus 401(k) Profit Sharing Plan and Trust.

        COMPENSATION COMMITTEE, INTERLOCKS AND RELATED PARTICIPATION

      The Company does not have a compensation committee. The Board of Directors of the Company establishes the salary and other compensation for the Company's executive officers. Both Edward Housman and Charles Housman are executive officers of the Company and members of the Company's Board of Directors. They both participated in discussions regarding executive officer compensation, including the compensation of Sal DeYoreo. However, neither Edward Housman nor Charles Housman received any salary in fiscal 1998.

                      REPORT ON EXECUTIVE COMPENSATION

      The Company does not have a compensation committee. The Board of Directors establishes the executive compensation policies of the Company and establishes both the compensation plans and specific compensation levels of executive officers. The executive compensation program is comprised of base salary and various benefits, including an executive retirement benefit plan, life insurance, health insurance and another retirement plan generally available to employees of the Company.

      Charles J. Housman was appointed Chief Executive Officer in 1987. As of March 1, 1995, Mr. Housman has waived his base salary and has received no bonus.

THE BOARD OF DIRECTORS

Charles J. Housman
Edward L. Housman
Malcolm D. Finks

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


      The Company paid to the firm of Englander, Finks, Ross, Cohen & Brander, P.C., approximately $60,000 for legal services rendered to the Company during each of the fiscal years ended September 30, 1998, 1997 and 1996 and $30,000 for legal services rendered to the Company during fiscal 1999. Malcolm D. Finks, Clerk and a director of the Company, was a member of that firm at the time the fees were incurred. The Company anticipates that fees to Bass, Doherty & Finks P.C., a firm in which Malcolm D. Finks is currently a member, will be approximately $30,000 during fiscal 1999.

      The Company has a $7,000,000 line of credit arrangement with the Housman Realty Trust operated for the benefit of the Company's principal shareholders. The sole trustee of such trust and one of the beneficiaries is Malcolm D. Finks, Clerk and a director of the Company. Charles J. Housman and Edward L. Housman together with their family members or affiliates are also beneficiaries of such trust. This line of credit, with interest payable at 10%, requires monthly payments of interest only, is payable in full on October 1, 1999 and is collateralized by all assets of the Company. On April 20, 1999, the Housman Realty Trust purchased 6,667 shares of Preferred Stock in exchange for the cancellation of $2,000,100 of the principal amount of the debt owed to it by the Company. The Company had $2,715,000 outstanding under this line of credit at July 31, 1999 and owed interest of $1,736,000.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of any changes in ownership of common stock and other equity securities of the Company. To the Company's knowledge, based solely on its review of copies of reports filed by persons ("Reporting Persons") required to file such reports pursuant to Section 16(a) of the Exchange Act, the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act except, through oversight, a Form 3, Initial Statement of Beneficial Ownership of Securities, for Malcolm D. Finks, a director of the Company, which was not filed until March 1999 and reported no beneficial ownership of equity securities of the Company.

          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR THE
                        YEAR ENDED SEPTEMBER 30, 1998

      The following graph shows a five-year comparison of cumulative total returns for the Company, The AMEX Market Index and Peer Group Index. The Peer Group is comprised of the following securities: AXCESS Inc.; Britesmile, Inc.; Datakey, Inc.; ECC International Corp.; Evans & Sutherland Computer Corporation; Firearms Training Systems, Class A; Isomet Corporation; Laser Corporation; NewCom Inc.; Philips Electronics NV; Quad Systems Corporation; Relm Wireless Corp.; ROFIN-SINAR Technologies, Inc.; Standard Motor Products, Inc.; United Industrial Corporation.

             Comparative Five-Year Cumulative Total Return Among
     Armatron International, Inc., AMEX Market Index and Six Code Index


                       [insert graph in table format]

Assumes $100 invested on October 1, 1993.
Assumes dividend reinvested fiscal year ending September 30, 1998.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                       PRE-MERGER BENEFICIAL OWNERSHIP


      The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of August 15, 1999, with respect to (i) each director and each executive officer of the Company named below;
(ii) all current directors and executive officers of the Company as a group; and (iii) each current beneficial owner of five percent or more of Common Stock.



                                                   Amount and
                                                   Nature of
                                                   Beneficial      Percent of       Being contributed
     Name                                          Ownership      Common Stock         to MergerCo
-----------------------------------------------------------------------------------------------------

Executive Officers and Directors:

CHARLES J. HOUSMAN                                  437,575(1)           17.8%            437,575
2 Main Street, Melrose, MA 02176

EDWARD L. HOUSMAN                                   388,501(2)           15.8%            388,501
2 Main Street, Melrose, MA 02176

MALCOLM D. FINKS                                  6,667,000(3)           73.1%                  0
40 Soldiers Field Place, Boston, MA 02135

SAL DeYOREO                                           1,000                  *                  0
2 Main Street, Melrose, MA 02176

All Executive Officers and                        7,296,223              79.9%            628,223
Directors of the Company as a group (4 persons)


Other 5% Stockholders:

HOUSMAN REALTY TRUST                              6,667,000(4)           73.1%                  0
40 Soldiers Field Place, Boston, MA 02135

KENNETH HOUSMAN                                     225,661(5)            9.2%            225,661
2 Main Street, Melrose, MA 02176

RICHARD HOUSMAN                                     226,023(6)            9.2%            226,023
38 Wachusett Road, Chestnut Hill, MA 02167


THE FRANK MITCHELL HOUSMAN                          197,853               8.0%            197,853
FAMILY TRUST OF 1980
2 Main Street, Melrose, MA 02176

THE HERBERT E. HOUSMAN                              184,137               7.5%            184,137
FAMILY TRUST OF 1987
2 Main Street, Melrose, MA 02176

--------------------------------

<F*>  Less than 1% of the outstanding Common Stock.

<F1>  Includes 197,853 shares of Common Stock held by The Frank Mitchell
      Housman Family Trust of 1980 (the "Frank Housman Family Trust") and 22,791 shares of Common Stock held by The Susan Sohn Family Trust of 1995 (the "Susan Sohn Family Trust"). Mr. Housman is a trustee of the Frank Housman Family Trust and the sole trustee of the Susan Sohn Family Trust and therefore has voting and investment power over these shares. However, Mr. Housman has no pecuniary interest in either of the Trusts' shares and therefore expressly disclaims beneficial ownership of these shares.


<F2>  Includes 197,853 shares of Common Stock held by the Frank Housman
      Family Trust. Mr. Housman is a trustee of the Frank Housman Family Trust and therefore shares voting power over these shares. Mr. Housman has no pecuniary interest in these shares and therefore expressly disclaims beneficial ownership of these shares.

<F3>  Represents 6,667,000 shares of Common Stock issuable upon conversion of 6,667 shares of Preferred Stock held by the Housman Realty Trust. Mr. Finks is the sole trustee of the Housman Realty Trust and therefore has voting and investment power over these shares. Mr. Finks expressly disclaims beneficial ownership of the shares held by the Housman Realty Trust except to the extent of his pecuniary interests therein.

<F4>  Represents 6,667,000 shares of Common Stock issuable upon conversion of 6,667 shares of Preferred Stock.


<F5>  Includes 184,137 shares of Common Stock held by The Herbert E. Housman
      Family Trust of 1987 (the "Herbert Housman Family Trust"). Kenneth Housman is a trustee of the Herbert Housman Family Trust and shares voting power over these shares. Mr. Housman expressly disclaims beneficial ownership of the shares held by the Herbert Housman Family Trust except to the extent of his pecuniary interest therein.


<F6>  Includes 184,137 shares of Common Stock held by the Herbert Housman
      Family Trust. Richard Housman is a trustee of the Herbert Housman Family Trust and shares voting power over these shares. Mr. Housman expressly disclaims beneficial ownership of the shares held by the Herbert Housman Family Trust except to the extent of his pecuniary interest therein.

      The issuance of the Preferred Stock resulted in a change of control of the Company. On April 20, 1999, the Housman Realty Trust converted $2,000,100 of the principal amount of debt owed to it by the Company pursuant to a Promissory Note dated January 11, 1990, as amended, in the original principal sum of $7,000,000 into 6,667 shares of Preferred Stock of the Company. The Preferred Stock votes on an as converted basis with the Common Stock of the Company and is convertible into 6,667,000 shares of Common Stock, which represents the power to vote 73% of the shares of capital stock of the Company. Prior to the issuance of the Preferred Stock, the Housman Realty Trust did not own any shares of capital stock of the Company.
                      POST-MERGER BENEFICIAL OWNERSHIP

      The following table sets forth certain information regarding the beneficial ownership of the common stock of the Surviving Corporation that will be outstanding immediately following the Merger, with respect to (i) each director and each executive officer of the Surviving Corporation named below; (ii) all directors and executive officers of the Surviving Corporation as a group; and (iii) each person anticipated to be the beneficial owner of five percent or more of common stock of the Surviving Corporation.

                                     Amount and
                                     Nature of             Percent of
                                     Beneficial    Common Stock of Surviving
             Name                    Ownership               Corp.
             ----                    ---------------------------------------

Executive Officers and Directors:

CHARLES J. HOUSMAN                   4,375.75(1)               31.6%
2 Main Street,
 Melrose, MA 02176

EDWARD L. HOUSMAN                    3,885.01(2)               28.1%
2 Main Street,
 Melrose, MA 02176

MALCOLM D. FINKS                    66,670.00(3)               82.8%
40 Soldiers Field Place,
 Boston, MA  02135

SAL DeYOREO                                 0                      0
2 Main Street,
 Melrose, MA  02176

All Executive Officers and          72,952.23                  90.6%
Directors of the Company as a
group (4 persons)


Other 5% Stockholders:

HOUSMAN REALTY TRUST                66,670.00(4)               82.8%
40 Soldiers Field Place,
 Boston, MA 02135

KENNETH HOUSMAN                      2,256.61(5)               16.3%
2 Main Street,
 Melrose, MA 02176

RICHARD HOUSMAN                      2,260.23(6)               16.3%
38 Wachusett Road,
 Chestnut Hill, MA 02167


THE FRANK MITCHELL HOUSMAN           1,978.53                  14.3%
FAMILY TRUST OF 1980
2 Main Street,
 Melrose, MA 02176

THE HERBERT E. HOUSMAN               1,841.37                  13.3%
FAMILY TRUST OF 1987
2 Main Street,
 Melrose, MA 02176


<F1>  Includes 1,978.53 shares of common stock of the Surviving Corporation held by the Frank Housman Family Trust and 227.91 shares of common stock of the Surviving Corporation held by the Susan Sohn Family Trust. Mr. Housman is a trustee of the Frank Housman Family Trust and the sole trustee of the Susan Sohn Family Trust and therefore has voting and investment power over these shares. However, Mr. Housman has no pecuniary interest in either of the Trusts' shares and therefore expressly disclaims beneficial ownership of these shares.

<F2>  Includes 1,978.53 shares of common stock of the Surviving Corporation held by the Frank Housman Family Trust. Mr. Housman is a trustee of the Frank Housman Family Trust and therefore shares voting power over these shares. Mr. Housman has no pecuniary interest in these shares and therefore expressly disclaims beneficial ownership of these shares.

<F3>  Represents 66,670.00 shares of common stock of the Surviving
      Corporation issuable upon conversion of 6,667 shares of Series A Preferred Stock of the Surviving Corporation held by the Housman Realty Trust. Mr. Finks is the sole trustee of the Housman Realty Trust and therefore has voting and investment power over these shares. Mr. Finks expressly disclaims beneficial ownership of the shares held by the Housman Realty Trust except to the extent of his pecuniary interests therein.

<F4>  Represents 66,670.00 shares of common stock of the Surviving
      Corporation issuable upon conversion of 6,667 shares of Series A Preferred Stock of the Surviving Corporation.

<F5>  Includes 1,841.37 shares of common stock of the Surviving Corporation held by the Herbert Housman Family Trust. Kenneth Housman is a trustee of the Herbert Housman Family Trust and shares voting power over these shares. Mr. Housman expressly disclaims beneficial ownership of the shares held by the Herbert Housman Family Trust except to the extent of his pecuniary interest therein.

<F6>  Includes 1,841.37 shares of common stock of the Surviving Corporation held by the Herbert Housman Family Trust. Richard Housman is a trustee of the Herbert Housman Family Trust and shares voting power over these shares. Mr. Housman expressly disclaims beneficial ownership of the shares held by the Herbert Housman Family Trust except to the extent of his pecuniary interest therein.

                              FEES AND EXPENSES

      Estimated fees and expenses incurred or to be incurred by the Company and MergerCo in connection with the Merger are approximately as follows:


      Legal fees and expenses                     $ 80,000
      SEC filing fee                              $    133
      Accounting fees and expenses                $  7,000
      Financial Adviser Fees                      $ 27,000
      Printing and mailing fees and expenses      $ 15,000
      Exchange agent fees and expenses            $  7,000
      Miscellaneous expenses                      $ 27,867
                                                  --------
      Total                                       $164,000

      The Company will pay all of its expenses and the expenses of MergerCo. To date, the Company has paid fees and expenses totaling $99,000 in connection with the Merger and related transactions.

      The Company has paid Gordon Associates a fee of $27,000 plus out-of-pocket expenses for services rendered in connection with the Merger. The Company has also agreed to indemnify and hold harmless Gordon Associates and its officers, directors, employees and consultants from and against any and all liabilities arising out of its engagement, except where Gordon Associates is found, pursuant to final judgment or administrative order or finding, to have acted with bad faith or material negligence.

                              MERGER FINANCINGS

                         SOURCE AND AMOUNT OF FUNDS

      The Company expects that approximately $455,000 will be required to
(i) finance the payment of the Merger Consideration and (ii) pay the fees and expenses expected to be incurred in connection with the Merger. It is contemplated that at the Effective Time, the Company expects to have at least $1 million of cash on-hand to use in connection with the Merger. The following table illustrates the estimated sources and uses of funds necessary to consummate the Merger.

                                   SOURCES
                                   -------

                  Cash                             $455,000
                                                   --------

                  Total Sources                    $455,000
                                                   ========

                                    USES
                                    ----

                  Purchase of Common Stock         $291,000
                  Estimated Fees and Expenses      $164,000
                                                   --------

                  Total Uses                       $455,000
                                                   ========

                        SALE OF MERGERCO COMMON STOCK

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company are anticipated to contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above. See "Special Factors--Interests of Certain Persons in the Merger." Each share of MergerCo Common Stock will be converted into one share of common stock of the Surviving Corporation in the Merger.

                                  MERGERCO

      MergerCo is a newly formed Massachusetts corporation that was organized in connection with the transactions contemplated by the Merger Agreement. MergerCo is a nonsubstantive transitory merger vehicle that will be merged out of existence at the Effective Time. Accordingly, it is not expected to have significant assets or liabilities (other than arising under the Merger Agreement or in connection with the Merger) or to engage in any activities (other than those incident to its formation and the Merger). The authorized capital stock of MergerCo consists of 190,000 shares of common stock, par value $0.01 per share, and 10,000 shares of preferred stock, par value $0.01 per share, of which no shares are currently outstanding.


      The principal executive offices of MergerCo are 2 Main Street, Melrose, MA 02176.


                              APPRAISAL RIGHTS

      Set forth below is a summary of the procedure that a Dissenting Stockholder must follow in order to seek to exercise appraisal rights. The information contained below with respect to stockholders' appraisal rights is qualified in its entirety by reference to the applicable sections of the MBCL, which are attached to this Proxy Statement as Appendix C. A person having a beneficial interest in shares of the Company that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have. THIS DISCUSSION AND APPENDIX C SHOULD BE REVIEWED CAREFULLY BY ANY STOCKHOLDER WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE STRICTLY TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF SECTIONS 85 THROUGH 98 OF THE MBCL COULD RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTIONS 85 THROUGH 98 OF THE MBCL.

      Sections 85 through 98, inclusive, of the MBCL contain provisions which, in the case of a merger of a corporation organized under Massachusetts law, grant to Dissenting Stockholders who comply with the procedures specified in these sections the right to receive payment in cash equal to the "fair value" of their shares. The principal provisions of the statute are summarized below. This summary is qualified in its entirety by the provisions of Sections 85 through 98 of the MBCL, which are annexed as Appendix C to this Proxy Statement and should be carefully reviewed by holders of Common Stock.

      To claim appraisal rights, a Dissenting Stockholder must (a) file a written objection to the Merger and the transactions contemplated thereby prior to the stockholder vote, stating that such Dissenting Stockholder intends to demand payment for his or her shares of Common Stock if the Merger is consummated, (b) not vote such Dissenting Stockholder's shares in favor of approval of the Merger and the transactions contemplated thereby, and (c) in the event the Merger and the transactions contemplated thereby are approved by the stockholders and consummated, demand in writing payment for such shares of Common Stock from the Company within 20 days after the date of mailing to the Dissenting Stockholder of a notice that the Merger has become effective. Such notice is to be mailed by registered or certified mail by Merger within 10 days of the Effective Time to all Dissenting Stockholders who have complied with the requirements described in
(a) and (b) above.

      A vote against the Merger and the transactions contemplated thereby will not be deemed to satisfy the requirement that a written objection be filed with the Company prior to the taking of the stockholder vote on the Merger and the transactions contemplated thereby. However, a Dissenting Stockholder who has filed a written objection to the Merger and the transactions contemplated thereby as provided in (a) above will not be deemed to have waived such Dissenting Stockholder's appraisal rights by failing to vote against the Merger and the transactions contemplated thereby so long as such Dissenting Stockholder does not actually vote in favor of it.

      The Company is required to make payment of the fair market value of the shares of Common Stock owned by each Dissenting Stockholder within 30 days after the expiration of the 20-day period during which a demand of payment for shares may be made. If, during such 30-day period, the Company and a Dissenting Stockholder fail to agree as to the fair value of such Dissenting Stockholder's shares, either the Company or the Dissenting Stockholder may, within four months after the expiration of such 30-day period, request a court determination of the fair value of all shares held by the Dissenting Stockholders by filing a bill in equity in the Superior Court of Middlesex County in the Commonwealth of Massachusetts. The cost of such an action, other than counsel fees and fees of experts retained by a party, will be determined by the court and apportioned in such a manner as appears to the court to be equitable; however, all costs of giving notice to the Dissenting Stockholders entitled to notice of the filing of such an action will be paid by the Company. In any such action, the fair value of the shares of Common Stock of the Dissenting Stockholder parties to the action will be determined as of the day preceding the date that the Merger and the transactions contemplated thereby were approved by the stockholders of the Company, and will not include any element of value arising from the expectation or consummation of the Merger. The Company has not yet determined whether it will file such a bill in equity and, therefore, any Dissenting Stockholder who desires such a bill in equity to be filed is advised to file it on a timely basis. Unless the Company files such a bill in equity, the failure by a Dissenting Stockholder to file such a bill could nullify all written demands for appraisal.

      Any Dissenting Stockholder contemplating the exercise of rights summarized above is urged to consult with counsel. The failure by a Dissenting Stockholder to follow precisely all of the steps required by Sections 85 through 98 of the MBCL will result in the loss of those rights. Under Section 98 of the MBCL, the enforcement by a Dissenting Stockholder of the right to receive payment for his or her or its shares of Common Stock is an exclusive remedy, except that such provisions do not exclude the right of a Dissenting Stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the Merger will be or is fraudulent or illegal as to him or her.

                 OTHER INFORMATION AND STOCKHOLDER PROPOSALS

      Management of the Company knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other matters are properly brought before such Special Meeting, the persons named in the enclosed Proxy Statement or their substitutes intend to vote the proxies in accordance with their judgment with respect to such matters.

      If the Merger is not consummated and the Company is still a reporting company under the Exchange Act in fiscal 2000, then the Company will schedule a special meeting in lieu of annual meeting of stockholders at approximately the same time next year. To be considered for inclusion in the proxy statement relating to the Annual Meeting of Stockholders to be held in 2000, stockholder proposals must be received by the Company no later than March 30, 2000. If the Company does not receive notice of any matter to be considered for presentation at such meeting, although not included in the proxy statement, by June 15, 2000 management proxies may confer discretionary authority to vote on the matters presented at such meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of Clerk, at the Company's principal executive offices at 2 Main Street, Melrose, MA 02176.

                                   EXPERTS

      The consolidated balance sheets as of September 30, 1998 and 1997 and the consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended September 30, 1998, have been incorporated by reference in reliance of the report of R. J. Gold & Company P.C., independent accountants, given on the authority of that firm as experts in accounting and auditing. It is expected that representatives of R.J. Gold & Company, P.C. will be present at the Special Meeting with the opportunity to make a statement if they so desire and to answer appropriate questions relating to the audit performed.


                                 Appendix B

                               OPINION LETTER

                                                             April 21, 1999

The Board of Directors
Armatron International, Inc.
2 Main Street
Melrose, Massachusetts 02176


Gentlemen:


      Armatron International, Inc. ("Armatron" or the "Company") has engaged Gordon Associates, Inc. ("GA") to render an opinion (the "Opinion") as to the fairness, from a financial point of view, to the shareholders of Armatron who will not contribute their shares to Armatron Merger Corporation (the "Selling Shareholders") of the per share cash consideration to be paid by Armatron for the purchase of the shares of common stock held by the Selling Shareholders. The Opinion contemplates a transaction (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") between Armatron and Armatron Merger Corporation. In the Merger, each outstanding share of common stock of Armatron will be converted into the right to receive $0.27 in cash.


      GA is a business valuation and related consulting firm which among other activities is engaged in evaluating the financial terms of mergers and acquisitions and providing investment analysis to clients and advising them with respect to the purchase and sale of securities generally. There are no relationships between GA and Armatron or any of its subsidiaries including, without limitation any of the Company's respective directors, officers or employees or Armatron's principal shareholders which might affect the objectivity of the advise to be rendered hereunder.

      In formulating the Opinion, we have done and considered, among other things, the following:


      1. We reviewed Armatron's consolidated annual financial statements for the five years ending September 30, 1998, unaudited financial statements for the three months ending December 31, 1998, and other relevant financial information.


      2. We obtained information from members of management regarding past history, current operations and future prospects for Armatron.

      3.    We visited Armatron's facility in Melrose, Massachusetts.

      4. We made comparisons of the financial and operating results of Armatron with other selected publicly traded companies that manufacture and distribute lawn and garden products.

      5.    We reviewed the trading history of Armatron's shares.

      6. We considered the current condition of the securities market and the economic environment in general.

      7. We reviewed the Stock Subscription Agreement concerning the conversion of debt owed by the Company pursuant to a certain Promissory Note dated January 11, 1990, as amended, into the Company's Series A preferred stock.

      8. We reviewed documents relating to a foreign arbitration award against the Company and J.C. Carter Company, Inc., a former subsidiary of the Company, among others. The arbitration related to certain cryogenic cargo pumps supplied in the 1970's and a pending lawsuit in the U.S. District Court of Southern California seeking payment of said award.

      9. We performed and undertook other actions and analyses which we deemed to be relevant.

      We have assumed the accuracy and completeness of the information supplied to us, and we have not independently verified this information. We did not review Armatron's corporate charter, by-laws, records, books, minutes of directors' or stockholders' meetings nor did we make inquiries of Armatron's customers, lenders, general creditors or others.


      Based on our analysis of the foregoing, it is our opinion that as of the date hereof, the purchase by Armatron of shares of its common stock held by the Selling Shareholders at a price of $0.27 per share is fair to the Selling Shareholders, from a financial point of view.



                                       Very truly yours,

                                       Gordon Associates, Inc.


                                       By: /s/ Howard J. Gordon
                                           --------------------------------
                                       Howard J. Gordon
                                       President